UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant ☒
Filed by a party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

LIBERTY ENERGY INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION

Liberty Energy Inc. intends to release definitive copies of the Proxy Statement to stockholders on or about March 6, 2025

LIBERTY ENERGY INC.
950 17th STREET, SUITE 2400
DENVER, COLORADO 80202

NOTICE OF 2025 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD APRIL 15, 2025

To our valued stockholders:

Notice is hereby given that the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Liberty Energy Inc. (the “Company” or “Liberty”) will be held on Tuesday, April 15, 2025, at 9:00 a.m. Mountain Time. This year’s Annual Meeting will be accessible through the Internet in order to permit our stockholders to participate from any geographic location with Internet connectivity. We believe this enhances accessibility to our Annual Meeting for all stockholders. To attend the Annual Meeting, you must access the meeting website at https://web.lumiconnect.com/245867901. Although no physical in-person meeting will be held, we have designed the format of the virtual Annual Meeting to ensure that our stockholders of record who attend the Annual Meeting will be afforded similar rights and opportunities to participate as they would at an in-person meeting, while providing an online experience available to all of our stockholders regardless of location. At the Annual Meeting, stockholders will be asked to:

1.	Elect three Class III directors to our board of directors to serve until the 2028 annual meeting or until their successors are duly elected and qualified (“Proposal 1”);

2.	Approve, on an advisory basis, the compensation of our named executive officers (“Proposal 2”);

3.	Ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025 (“Proposal 3”);

4.	Determine, on an advisory basis, the frequency of future advisory votes to approve the compensation of our named executive officers (“Proposal 4”);

5.	Approve an amendment to our Amended and Restated Certificate of Incorporation (as amended, the “Charter”) to declassify our board of directors (“Proposal 5”);

6.	Approve an amendment to our Charter to remove the 66 2/3% supermajority vote requirements to amend, alter, or repeal our Charter and our Second Amended and Restated Bylaws and to remove directors from office (“Proposal 6”);

7.	Approve an amendment to our Charter to limit the liability of certain of our officers (“Proposal 7”);

8.	Approve an amendment to our Charter to delete the waiver of Section 203 of the Delaware General Corporation Law, as amended (“Proposal 8”);

9.	Approve miscellaneous amendments to our Charter (“Proposal 9”); and

10.	Transact such other business as may properly be brought before the Annual Meeting.

You can find more information, including the nominees for directors, executive compensation, and details regarding our independent registered public accounting firm, in the attached proxy statement. The board of directors recommends that you vote in favor of each of the above proposals. Pursuant to the “notice and access” rules adopted by the Securities and Exchange Commission, we have elected to provide access to our proxy materials on the Internet. The approximate date on which the attached proxy statement, the accompanying Notice of Internet Availability of Proxy Materials (the “Notice”), proxy card, and the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 are first being made available to stockholders at http://astproxyportal.com/ast/21952/ is [●], 2025. The Notice includes instructions on how to access our proxy materials over the Internet, vote online and request a printed copy of these materials.

Only stockholders of record at the close of business on February 19, 2025 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment. A complete list of stockholders entitled to vote at the Annual Meeting will be available for examination ten days before the Annual Meeting. If you would like to inspect the list of Company stockholders of record, please contact the Investor Relations department at IR@libertyenergy.com to schedule an appointment or request access electronically or in person.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING. ACCORDINGLY, EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING VIRTUALLY, WE URGE YOU TO COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE POSTAGE-PREPAID ENVELOPE PRIOR TO THE ANNUAL MEETING OR FOLLOW THE INTERNET OR TELEPHONE VOTING PROCEDURES DESCRIBED ON THE PROXY CARD. IF YOU ATTEND THE ANNUAL MEETING VIRTUALLY AND WISH TO VOTE AT THAT TIME, YOU MAY WITHDRAW YOUR PROXY AND VOTE AT THE MEETING. YOUR PROMPT CONSIDERATION IS GREATLY APPRECIATED. YOUR VOTE IS IMPORTANT TO US.

By Order of the Board of Directors,
/s/ R. Sean Elliott
R. Sean Elliott
Chief Legal Officer and Corporate Secretary

Denver, Colorado
[●], 2025

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING
TO BE HELD ON APRIL 15, 2025
This Notice of Annual Meeting and Proxy Statement and our Annual Report on Form 10-K are available at
http://astproxyportal.com/ast/21952/

TABLE OF CONTENTS

GENERAL INFORMATION ABOUT THE 2025 ANNUAL MEETING OF STOCKHOLDERS AND VOTING	1
PROPOSAL 1 – ELECTION OF DIRECTORS	7
THE BOARD AND ITS COMMITTEES	13
EXECUTIVE OFFICERS	18
COMPENSATION DISCUSSION & ANALYSIS	20
COMPENSATION COMMITTEE REPORT	27
EXECUTIVE COMPENSATION TABLES	28
DIRECTOR COMPENSATION	33
EQUITY COMPENSATION PLAN INFORMATION	34
CEO PAY RATIO	35
PAY VERSUS PERFORMANCE	36
PROPOSAL 2 – ADVISORY VOTE TO APPROVE THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS	40
PROPOSAL 3 – RATIFICATION OF APPOINTMENT OF THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	41
AUDIT COMMITTEE REPORT	45
PROPOSAL 4 – ADVISORY VOTE TO DETERMINE THE FREQUENCY OF FUTURE ADVISORY VOTES TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS	43
PROPOSAL 5 – APPROVE AN AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO DECLASSIFY THE BOARD OF DIRECTORS	44
PROPOSAL 6 – APPROVE AN AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO REMOVE THE 66 2/3% SUPERMAJORITY VOTE REQUIREMENTS TO AMEND, ALTER, OR REPEAL THE COMPANY’S CERTIFICATE OF INCORPORATION AND BYLAWS AND TO REMOVE DIRECTORS FROM OFFICE	45
PROPOSAL 7 – APPROVE AN AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO LIMIT THE LIABILITY OF CERTAIN OFFICERS	46
PROPOSAL 8 – APPROVE AN AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO DELETE THE WAIVER OF SECTION 203 OF THE DELAWARE GENERAL CORPORATION LAW	47
PROPOSAL 9 – APPROVE MISCELLANEOUS AMENDMENTS TO CLARIFY AND UPDATE THE COMPANY’S CERTIFICATE OF INCORPORATION	49
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	50
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	52
HOUSEHOLDING	54
STOCKHOLDER PROPOSALS	54
WHERE YOU CAN FIND MORE INFORMATION	54
OTHER MATTERS	54
ANNEX A: LIBERTY ENERGY INC. SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION	A-1

LIBERTY ENERGY INC.
950 17th STREET, SUITE 2400
DENVER, COLORADO 80202

PROXY STATEMENT

GENERAL INFORMATION ABOUT THE 2025 ANNUAL MEETING OF STOCKHOLDERS AND VOTING

The enclosed proxy is solicited on behalf of the Board of Directors (the “Board”) of Liberty Energy Inc. (the “Company”) for use at the Company’s 2025 Annual Meeting of Stockholders that will be held on Tuesday, April 15, 2025, at 9:00 a.m. Mountain Time, virtually at https://web.lumiconnect.com/245867901 (the “Annual Meeting”). In this proxy statement (the “Proxy Statement”) the terms “Liberty,” “we,” “us” and “our” all refer to the Company. This Proxy Statement contains important information for you to consider when deciding how to vote on the matters brought before the Annual Meeting. Please read it carefully.

We are providing these proxy materials to you in connection with the solicitation by the Board of proxies to be voted at the Annual Meeting and at any adjournment or postponement thereof. By executing and returning the enclosed proxy card or by voting via the Internet or by telephone as set forth herein, you authorize the persons named in the proxy to represent you and vote your shares on the matters described herein. Those persons will also be authorized to vote your shares to adjourn the Annual Meeting from time to time and to vote your shares at any adjournments or postponements of the Annual Meeting.

Pursuant to the “notice and access” rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide stockholders access to our proxy materials over the Internet. The approximate date on which this Proxy Statement, the accompanying Notice of Internet Availability of Proxy Materials (the “Notice”), proxy card, and the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 are first being made available to stockholders at http://astproxyportal.com/ast/21952/ is [●], 2025. The Notice includes instructions on how to access our proxy materials over the Internet and how to request a printed copy of these materials.

Choosing to receive your future proxy materials by e-mail or to receive a single set of proxy materials per household will save the Company the cost of printing and mailing documents to you and will reduce the impact of the Company’s annual meetings on the environment. If you choose to receive future proxy materials by e-mail, you will receive an e-mail next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by e-mail will remain in effect until you terminate it.

Annual Meeting Time & Location

→ Date: Tuesday, April 15, 2025 → Time: 9:00 a.m. Mountain Time → Location: Virtually held at https://web.lumiconnect.com/245867901

Who Can Vote at the Annual Meeting

The Company’s Class A Common Stock, par value $0.01 per share (the “Common Stock”), is the only class of securities entitled to vote at the Annual Meeting. Each share of Common Stock outstanding at the close of business on February 19, 2025 (the “Record Date”) entitles its holder to one vote with respect to each matter at the Annual Meeting, and only stockholders of record on the Record Date are entitled to notice of, and to vote, virtually online or by proxy, at the Annual Meeting.

A complete list of stockholders entitled to vote at the Annual Meeting will be available for examination ten days before the Annual Meeting. If you would like to inspect the list of Company stockholders of record, please contact the Investor Relations department at IR@libertyenergy.com to schedule an appointment.

Purpose of the Annual Meeting

At our Annual Meeting, stockholders will act upon the following matters outlined in the Notice:

1.	Elect three Class III directors to our Board to serve until the 2028 annual meeting or until their successors are duly elected and qualified (“Proposal 1”);

2.	Approve, on an advisory basis, the compensation of our named executive officers (“Proposal 2”);

3.	Ratify the appointment of Deloitte & Touche LLP (“Deloitte”) as our independent registered public accounting firm for the fiscal year ending December 31, 2025 (“Proposal 3”);

4.	Determine, on an advisory basis, the frequency of future advisory votes to approve the compensation of our named executive officers (“Proposal 4”);

5.	Approve an amendment to our Amended and Restated Certificate of Incorporation (as amended, the “Charter”) to declassify our Board (“Proposal 5”);

6.	Approve an amendment to our Charter to remove the 66 2/3% supermajority vote requirements to amend, alter, or repeal our Charter and our Second Amended and Restated Bylaws (as amended, the “Bylaws”) and to remove directors from office (“Proposal 6”);

7.	Approve an amendment to our Charter to limit the liability of certain of our officers (“Proposal 7”);

8.	Approve an amendment to our Charter to delete the waiver of Section 203 of the Delaware General Corporation Law, as amended (the “DGCL”) (“Proposal 8”);

9.	Approve miscellaneous amendments to our Charter (“Proposal 9”); and

10.	Transact such other business as may properly be brought before the Annual Meeting.

How to Vote at the Annual Meeting

Many holders of the Company’s Common Stock hold their shares through a broker, bank, trustee or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record. If your shares are registered directly in your name with our transfer agent, Equiniti Trust Company LLC (“Equiniti”), then you are considered a “stockholder of record” with respect to those shares. In this case, a Notice or, if requested, a set of proxy materials has been sent to you directly by us. As a stockholder of record, you may vote over the Internet as described in the Notice that was mailed to you or, if you have received or requested a hard copy of this Proxy Statement and accompanying proxy card, you may vote by telephone as described on the proxy card, or by mail by marking, signing, dating and mailing your proxy card in the postage-paid envelope provided. Your designation of a proxy is revocable by following the procedures outlined in this Proxy Statement. The method by which you vote will not limit your right to vote virtually at the Annual Meeting. If you submit a signed proxy card but do not give voting instructions as to how your shares of Common Stock should be voted on a particular proposal at the Annual Meeting, your shares will be voted in accordance with the recommendations of our Board stated in this Proxy Statement.

Beneficial Owners of Shares Held in Street Name. If your shares of our Common Stock are held in a brokerage account or by a bank, trust or other nominee or custodian, then you are considered the beneficial owner of those shares, which are held in “street name.” In this case, a Notice or, if requested, a set of proxy materials has been forwarded to you by the organization that holds your shares. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to instruct that organization how to vote the shares held in your account. If you are a beneficial owner of shares held in “street name,” you need to submit voting instructions to your broker, bank or other nominee in order to cast your vote. The Notice that was mailed to you by that organization has specific instructions for how to submit your vote, or if you have received or requested a hard copy of this Proxy Statement you may mark, sign, date and mail the accompanying voting instruction form in the postage-paid envelope provided. Your vote is revocable by following the procedures outlined in this Proxy Statement. However, since you are not a stockholder of record you may not vote your shares virtually at the Annual Meeting without obtaining authorization from your broker, bank or other nominee. Whether or not you plan to attend the Annual Meeting virtually, we urge you to vote by following the voting instructions provided to you to ensure that your vote is counted. To vote virtually at the Annual Meeting, you must first obtain a legal proxy from your broker, bank or other agent and then register in advance to attend the Annual Meeting. After obtaining a legal proxy from your broker, bank or other agent, to then register to attend the Annual Meeting, you must submit proof of your legal proxy reflecting the number of your shares along with your name and email address to Equiniti. Requests for registration should be directed to proxy@equiniti.com or to facsimile number 718-765-8730. Written requests can be mailed to:

Equiniti Trust Company LLC
Attention: Proxy Tabulation Department
55 Challenger Road, 2nd Floor
Ridgefield Park, New Jersey 07660

Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on April 1, 2025. You will receive a confirmation of your registration by email after we receive your registration materials.

Telephone and Internet voting for stockholders of record will be available up until 11:59 p.m. Eastern Time on April 14, 2025, and mailed proxy cards must be received by April 14, 2025 in order to be counted at the Annual Meeting. If the Annual Meeting is adjourned or postponed, these deadlines may be extended. The voting deadlines and availability of telephone and Internet voting for beneficial owners of shares held in “street name” will depend on the voting processes of the organization that holds your shares of Common Stock. Therefore, we urge you to carefully review and follow the voting instructions card and any other materials that you receive from that organization.

If you receive more than one Notice, it is because your shares are registered in more than one name or are registered in different accounts. Please follow the instructions on each Notice received to ensure that all of your shares of Common Stock are voted.

“Broker Non-Votes” and Abstentions and their Effect on Proposals

A broker non-vote occurs when a broker, bank, trust or other nominee or custodian holding shares for a beneficial owner in “street name” does not vote the shares on a proposal because the nominee does not have discretionary voting power for a particular item and has not received instructions from the beneficial owner regarding voting. Brokers who hold shares for the accounts of their clients have discretionary authority to vote shares if specific instructions are not given, only with respect to “routine” items.

If your shares are held by a broker on your behalf and you do not instruct the broker as to how to vote your shares of Common Stock with regard to Proposals 1, 2, and 4 through 9, the broker may not exercise discretion to vote for or against those proposals because each of these proposals are considered “non-routine” under applicable New York Stock Exchange (“NYSE”) rules. With respect to Proposal 3, the broker may exercise its discretion to vote for or against such proposal in the absence of your instruction. Broker non-votes are treated as not entitled to vote on a matter with respect to non-discretionary matters.

An abstention (i.e. if you or your broker mark “ABSTAIN” on a proxy or voting instruction form, or if a stockholder of record attends the Annual Meeting but does not vote (either before or during the Annual Meeting)) has the same effect as voting “AGAINST” Proposals 2, 3, and 5 through 9. Votes that are withheld from a director’s election will not affect the outcome of Proposal 1, and an abstention will have no effect on Proposal 4.

Quorum Requirements for the Annual Meeting

The presence at the Annual Meeting, whether in person or by proxy, of stockholders holding a majority of the shares of Common Stock outstanding on the Record Date and entitled to vote at the meeting will constitute a quorum, permitting us to conduct our business at the Annual Meeting. On the Record Date, there were [162,336,099] shares of Common Stock issued and outstanding and entitled to be voted at the Annual Meeting. Abstentions and broker non-votes will be considered to be shares present at the Annual Meeting for purposes of constituting a quorum.

Votes Required to Approve Proposals and Board Recommendations

		Board Recommendation	Treatment of
Proposal	Required Vote		Abstentions	Broker Non-Votes
(1) To elect three Class III directors to the Board to serve until the 2028 annual meeting or until their successors are duly elected and qualified	Plurality of Votes Cast: The three nominees receiving the greatest number of votes cast in person or represented by proxy and entitled to vote on the matter(1)	“FOR” EACH NOMINEE

Abstentions have no effect. In addition, if you “withhold” authority to vote with respect to the election of some or all of the nominees, your shares will not be voted with respect to those nominees indicated

Broker non-votes have no effect
(2) To approve, on an advisory basis, the compensation of our named executive officers(2)	Affirmative vote of a majority of shares present in person or by proxy and entitled to vote on the matter	“FOR”	Abstentions have the effect of a vote against “AGAINST”	Broker non-votes have no effect
(3) To ratify the appointment of Deloitte as our independent registered public accounting firm for the fiscal year ending December 31, 2025	Affirmative vote of a majority of shares present in person or by proxy and entitled to vote on the matter	“FOR”	Abstentions have the effect of a vote “AGAINST”	There will be no broker non-votes because brokers have discretion to vote on this proposal
(4) To determine, on an advisory basis, the frequency of future advisory votes on the compensation of our named executive officers(3)	Plurality of Votes Cast: The frequency receiving the greatest number of votes cast in person or represented by proxy and entitled to vote on the matter	“1 YEAR”	Abstentions have no effect	Broker non-votes have no effect
(5) To approve an amendment to our Charter to declassify our Board	Affirmative vote of the holders of at least 66 2/3% in voting power of the outstanding shares of stock entitled to vote thereon, voting together as a single class	“FOR”	Abstentions have the effect of a vote “AGAINST”	Broker non-votes have the effect of a vote “AGAINST”
(6) To approve an amendment to our Charter to remove the 66 2/3% supermajority vote requirements to amend, alter, or repeal our Charter and Bylaws and to remove directors from office	Affirmative vote of the holders of at least 66 2/3% in voting power of the outstanding shares of stock entitled to vote thereon, voting together as a single class	“FOR”	Abstentions have the effect of a vote “AGAINST”	Broker non-votes have the effect of a vote “AGAINST”
(7) To approve an amendment to our Charter to limit the liability of certain officers	Affirmative vote of the holders of at least 66 2/3% in voting power of the outstanding shares of stock entitled to vote thereon, voting together as a single class	“FOR”	Abstentions have the effect of a vote “AGAINST”	Broker non-votes have the effect of a vote “AGAINST”
(8) To approve an amendment to our Charter to delete the waiver of Section 203 of the DGCL	Affirmative vote of the holders of at least 66 2/3% in voting power of the outstanding shares of stock entitled to vote thereon, voting together as a single class	“FOR”	Abstentions have the effect of a vote “AGAINST”	Broker non-votes have the effect of a vote “AGAINST”
(9) To approve miscellaneous amendments to clarify and update our Charter	Affirmative vote of the holders of at least 66 2/3% in voting power of the outstanding shares of stock entitled to vote thereon, voting together as a single class	“FOR”	Abstentions have the effect of a vote “AGAINST”	Broker non-votes have the effect of a vote “AGAINST”

(1)	If any nominee receives a greater number of “withhold authority” than votes “for” his or her election in an uncontested election, where an uncontested election is any election of directors in which the number of nominees for election does not exceed the number of directors to be elected, then that nominee is required to tender his or her resignation, which the Board, upon the recommendation of the Nominating and Governance Committee, will decide to accept or decline.
(2)	Because this stockholder vote is advisory, the vote will not be binding, but the Compensation Committee will review the voting results and take them into consideration when making future compensation decisions for our named executive officers.
(3)	Because this stockholder vote is advisory, the vote will not be binding, but the Compensation Committee will review the voting results and take them into consideration when determining the frequency of future advisory votes regarding the compensation our named executive officers.

Revoking Your Proxy; Changing Your Vote

If you are a stockholder of record, you may revoke your proxy before the vote is taken at the Annual Meeting by:

•	signing, dating and delivering a new proxy with a later date before the applicable deadline to our Corporate Secretary;

•	attending virtually and voting virtually online at the Annual Meeting; or

•	filing a written revocation with our Corporate Secretary.

If your shares are held in “street name,” you may submit new voting instructions by contacting your broker or other organization holding your shares. You may also vote virtually online at the Annual Meeting, which will have the effect of revoking any previously submitted voting instructions, if you obtain a legal proxy from the organization that holds your shares.

Your last vote or proxy will be the vote or proxy that is counted. Your virtual attendance at the Annual Meeting will not automatically revoke your proxy.

Dissent and Appraisal Rights

No action is proposed at the Annual Meeting for which the laws of the State of Delaware or other applicable law provides a right of our stockholders to dissent and obtain appraisal of or payment for such stockholders’ Common Stock.

Solicitation Costs

The cost of preparing, assembling and mailing the proxy materials and of reimbursing brokers, nominees and fiduciaries for the out- of-pocket and clerical expenses of transmitting copies of the proxy materials to the beneficial owners of shares held of record by such persons, will be borne by the Company. The Company has retained D.F. King & Co., Inc. (“D.F. King”) to aid in the solicitation of proxies. It is estimated that the cost of D. F. King’s services will be approximately $11,500 plus expenses. In addition to the solicitation of proxies by mail, proxies may also be solicited by telephone, electronic communication, or personal communication by employees of D.F. King and the Company.

Voting Results

We plan to publish the voting results in a Current Report on Form 8-K, which we expect will be filed with the SEC within four business days following the Annual Meeting.

Management Q&A Session

Stockholders of record who have registered with their voting control number will be able to submit questions for the Annual Meeting’s question and answer session during the meeting through https://web.lumiconnect.com/245867901 by referring to the “Chat Box” icon located at the top of the left-hand panel of their screen. For questions regarding the webcast please reach out to IR@libertyenergy.com.

Technical Difficulties or Trouble Accessing the Annual Meeting

If you encounter any technical difficulties with accessing the audio webcast on the day of the Annual Meeting, contact IR@libertyenergy.com. Equiniti will also be present at the Annual Meeting and monitoring the webcast to assist with any issues.

Questions

You may call or contact our proxy solicitor, D.F. King, at (800) 334-0384 or via email at libertyenergy@dfking.com if you have any questions concerning this Proxy Statement.

PLEASE VOTE. YOUR VOTE IS IMPORTANT TO US.

PROPOSAL 1 — ELECTION OF THREE CLASS III DIRECTORS TO A THREE-YEAR TERM EXPIRING AT THE 2028 ANNUAL MEETING OF STOCKHOLDERS

Information about our Board

Our Board currently consists of 10 directors. In accordance with the terms of our Charter and Bylaws, our Board is divided into three classes: Class I, Class II and Class III, with each class serving staggered three-year terms. Upon the expiration of the term of a class of directors, directors in that class will be eligible to be elected for a new three-year term at the annual meeting of stockholders in the year in which their term expires. Each director elected to the Board will hold office until his or her successor has been elected and qualified or until the earlier of their death, resignation, disqualification or removal. The current members of the classes of our Board are divided as follows:

♦	Class III (term expires in 2025): Peter A. Dea, William F. Kimble, and James R. McDonald

♦	Class I (term expires 2026): Simon Ayat, Arjun Murti, Gale A. Norton, and Cary D. Steinbeck

♦	Class II (term expires in 2027): Ken Babcock, Ron Gusek, and Audrey Robertson

♦	In Proposal 5 herein, the Company is recommending that stockholders approve a Charter amendment that would, if approved, begin a phased-in declassification of the Board starting at next year’s annual meeting of stockholders.

To be elected, director nominees must receive a plurality of the votes cast by the holders of the shares entitled to vote in the election of directors at the Annual Meeting. Nonetheless, pursuant to our Corporate Governance Guidelines, in an uncontested election, any director nominee who receives a greater number of “WITHHOLD” votes than votes “FOR” his or her election (a “Majority Withheld Vote”) is required to tender his or her resignation to the Chair of the Nominating and Governance Committee within seven days following certification of the stockholder vote. The Nominating and Governance Committee must recommend to the Board whether to accept the resignation offer within 60 days of receiving the offer of resignation. The Board is required to consider and act on the recommendation within 30 days following receipt of the recommendation.

Unless otherwise instructed, the proxy holders will vote the proxies received by them for the three director nominees named below, all of whom are presently directors of the Company. In the event that any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board to fill the vacancy, unless the size of the Board is reduced. The proxies cannot be voted for a greater number of persons than the number of nominees named in this proxy statement. It is not expected that any nominee will be unable or will decline to serve as a director. Biographical information regarding each nominee is set forth below, as well as a summary of the experiences, qualifications, attributes or skills that caused the Board to determine that each nominee should serve as a director of the Company. Each nominee’s experience is evaluated in determining the overall composition of the Board.

Recent Changes and Developments regarding our Board

On November 16, 2024, then President-elect Donald J. Trump announced his appointment of Mr. Wright our then Chairman, Director and Chief Executive Officer to serve as the incoming Secretary of Energy of the United States, subject to ratification and confirmation by the United States Senate, which occurred on February 3, 2025. As a result, effective February 3, 2025, Mr. Wright resigned from his positions as Chairman, Director and Chief Executive Officer of the Company. In accordance with the Company’s succession plan, effective on February 3, 2025, the Board appointed William Kimble as the Company’s independent Chairman of the Board and Ron Gusek as the Company’s Chief Executive Officer and as a Class II director of the Board with an initial term expiring at the 2027 annual meeting of stockholders.

On January 22, 2025 the Board determined to increase the size of the Board from nine directors to 10 directors and appointed Arjun Murti to fill the newly created vacancy. Mr. Murti was appointed as a Class I director with an initial term expiring at the 2026 annual meeting of stockholders.

On February 12, 2025, Ms. Robertson provided notice of her intention to resign from the Board, effective upon and subject to ratification and confirmation by the United States Senate as the incoming Assistant Secretary of Energy, Efficiency and Renewables, in the Department of Energy of the United States. Ms. Robertson will continue to serve as a member of the Board unless and until confirmed by the Senate.

NOMINEES FOR ELECTION AS CLASS III DIRECTORS TO A THREE-YEAR TERM EXPIRING AT THE 2028 ANNUAL MEETING OF STOCKHOLDERS

PETER A. DEA
Age: 71	Key Areas of Experience
Director Since: 2018 INDEPENDENT	• Exploration and Production • Senior Management Experience (CEO/CFO) • Mergers & Acquisitions	• ESG • HR/Compensation • Investor Relations • Corporate Governance

Mr. Dea has been the Executive Chairman of Confluence Resources LP (“Confluence”) since September 2016. Mr. Dea has served as the President and Chief Executive Officer of Cirque Resources LP (“Cirque”) since May 2007. Both Confluence and Cirque are private oil and gas companies. From November 2001 through August 2006, Mr. Dea was President and Chief Executive Officer and a director of Western Gas Resources, Inc. (“Western Gas”). Mr. Dea joined Barrett Resources Corporation (“Barrett”) in November 1993 and served as Chief Executive Officer and director from November 1999 and as Chairman from February 2000 through August 2001. Western Gas and Barrett were public oil and gas companies. Prior to that, Mr. Dea served in several geologic positions with Exxon Company,

U.S.A. Mr. Dea currently serves as the Chairman of the Board of Ovintiv Inc. and has served as a director of Antero Midstream Corporation since the closing of its simplification transaction in March 2019. Prior to the simplification, Mr. Dea served as a director of the general partner of Antero Midstream GP LP beginning in April 2018. Mr. Dea has a Bachelor of Arts in Geology from Western State Colorado University and a Masters of Science in Geology from the University of Montana. Mr. Dea also attended the Harvard Business School, Advanced Management Program. We believe that Mr. Dea’s extensive oil and gas exploration and production experience and involvement in state and national energy policies qualify him for service on our Board.

WILLIAM F. KIMBLE
Age: 65	Key Areas of Experience
Director Since: 2018 INDEPENDENT	• Public Accounting • Mergers & Acquisitions • Legal/Regulatory	• Corporate Governance • Risk Management • Technology/Cybersecurity
Mr. Kimble has served on our Board since the initial public offering of our Common Stock (the “IPO”) and as non-executive Chairman of the Board since February 2025. He held the position of Lead Director from October 2018 until his appointment as non-executive Chairman. From 2009 until his retirement in 2015, Mr. Kimble served as the Office Managing Partner for the Atlanta office and Managing Partner - Southeastern United States at KPMG LLP (“KPMG”), one of the largest audit, tax and advisory services firms in the world. Mr. Kimble was also responsible for moderating KPMG’s Audit Committee Institute and Audit Committee Chair Sessions. Until his retirement, Mr. Kimble had been with KPMG or its predecessor firm since 1986. During his tenure with KPMG, Mr. Kimble also held numerous senior leadership positions, including Global Chairman of Industrial Markets. Mr. Kimble served as KPMG’s Energy Sector Leader for 10 years and was the executive director of KPMG’s Global Energy Institute. Mr. Kimble serves on the board of directors and is the chair of the audit committee of Northern Oil and Gas, Inc. Mr. Kimble also served on the board of directors, the special committee, and was chair of the audit committee of DCP Midstream, LP from June 2015 until October 2023. Mr. Kimble has a Bachelor of Accounting and Business Administration from Southern Methodist University. We believe that Mr. Kimble’s extensive accounting background and his experience as a director of public companies qualify him for service on our Board.

JAMES R. MCDONALD
Age: 46	Key Areas of Experience
Director Since: 2020 INDEPENDENT	• Technology/Cybersecurity • Oilfield Services	• Marketing/Sales • Investor Relations
Mr. McDonald has been Senior Vice President of Investor Relations for Schlumberger (“SLB”), an international oilfield services and technology company, since April 2023. Previously, he served as President Americas Land of SLB, overseeing onshore operations in North and South America, from June 2020 to April 2023. Previously, he served as President of Well Services running SLB’s global stimulation, coiled tubing intervention, cementing and offshore vessel operations. In addition, Mr. McDonald held multiple leadership roles in line management, operations, quality and safety, and business development at SLB over the past 21 years. His assignments spanned North and South America, North Africa and the Middle East in both land and offshore environments that included unconventional and deep water. Mr. McDonald graduated from the Massachusetts Institute of Technology with a degree in chemical engineering. He is actively engaged within the energy industry and community, and currently serves on the Board of Directors of Permian Strategic Partnership, the Energy Workforce and Technology Council, and he is on the Upstream and Service Supply and Technology Committees of the American Petroleum Institute. Mr. McDonald was initially nominated to serve on our Board by SLB pursuant to a stockholders agreement that is no longer in effect. We believe Mr. McDonald’s extensive experience in the oilfield services industry qualifies him for service on our Board.

Vote Required

The election of directors requires the affirmative vote of a plurality of the votes cast by the holders of the shares of Common Stock entitled to vote in the election. If you submit a signed proxy card but do not give voting instructions as to how your shares of Common Stock should be voted, your shares will be voted in accordance with the recommendations of our Board stated in this Proxy Statement. Neither abstentions nor broker non-votes will have any effect on the outcome of voting on director elections.

THE BOARD RECOMMENDS VOTING “FOR” THE ELECTION OF EACH CLASS III DIRECTOR NOMINEE.

DIRECTORS CONTINUING IN OFFICE

SIMON AYAT
Age: 70	Key Areas of Experience
Director Since: 2020 INDEPENDENT	• Corporate Finance/Capital Markets • Senior Management Experience (CEO/CFO) • Oilfield Services • Mergers & Acquisitions • Legal/Regulatory	• Corporate Governance • ESG • HR/Compensation • Investor Relations • Risk Management
Mr. Ayat served as Senior Strategic Advisor to the Chief Executive Officer for SLB from January 2020 until January 2022. From March 2007 until January 2020, he served as the Executive Vice President and Chief Financial Officer of SLB. Mr. Ayat has held several financial and operational positions in SLB, where he commenced his career in 1982. He was based in Paris, Houston and Dallas, as well as in the Middle East and Far East regions, serving as group treasurer, controller, Geomarket manager for Indonesia and drilling regional vice president for Asia Pacific. Mr. Ayat is also a member of the board of directors and audit committee of Tenaris S.A., a manufacturer of pipes and related services for energy and industrial applications. He is a French and Lebanese citizen. Mr. Ayat was initially nominated to serve on our Board by SLB pursuant to a stockholders agreement that is no longer in effect. We believe Mr. Ayat’s extensive experience in the oilfield services industry and as the Chief Financial Officer of a publicly traded oilfield services company with international operations qualifies him for service on our Board.
ARJUN MURTI
Age: 55	Key Areas of Experience
Director Since: 2025 INDEPENDENT	• Exploration and Production • Corporate Finance/Capital Markets	• Mergers & Acquisitions • Oilfield Services
Mr. Murti is currently a Partner at Veriten LLC, a private research, investment and strategy firm (“Veriten”), and a Senior Advisor at Warburg Pincus, a private equity firm. He previously was a Partner at Goldman Sachs (“GS”) from 2006 to 2014. Prior to becoming Partner at GS, he served as Managing Director from 2003 to 2006 and as Vice President from 1999 to 2003. During his time at GS, Mr. Murti worked as a sell-side equity research analyst covering the energy sector and was co-director of equity research for the Americas from 2012 to 2014. Previously, Mr. Murti held equity analyst positions at JP Morgan Investment Management from 1995 to 1999 and at Petrie Parkman from 1992 to 1995. Mr. Murti has been a member of the board of directors of ConocoPhillips since 2015 and serves on its audit and finance committee as chair, executive committee, and human resources and compensation committee. He also serves on the advisory boards of ClearPath and the Center on Global Energy Policy at Columbia University. Mr. Murti has a Bachelor of Science and Arts in Finance from the University of Denver. We believe that Mr. Murti’s extensive experience in the areas of finance, capital markets, and energy policy qualify him for service on our Board.
GALE A. NORTON
Age: 70	Key Areas of Experience
Director Since: 2019 INDEPENDENT	• Legal/Regulatory • Corporate Governance	• ESG
Ms. Norton has been the President of Norton Regulatory Strategies, a consulting firm, since 2011. From 2007 to 2010, she served as General Counsel, Unconventional Oil, of Royal Dutch Shell, an international oil and natural gas company (“Shell”). Prior to joining Shell, Ms. Norton served as the Secretary of the Interior of the United States under President George W. Bush from 2001 until 2006 and as the Attorney General of the State of Colorado from 1991 until 1999. Ms. Norton is a director of American Transmission Company, a private company in the electric utility industry and she has been a Governance Fellow of the National Association of Corporate Directors. Ms. Norton holds Bachelor of Arts and Juris Doctorate degrees from the University of Denver. We believe that Ms. Norton’s experience as Attorney General of the State of Colorado and Secretary of the Interior of the United States qualifies her for service on our Board.

CARY D. STEINBECK
Age: 53	Key Areas of Experience
Director Since: 2018 INDEPENDENT	• Exploration and Production • Mergers & Acquisitions	• Corporate Finance/Capital Markets

Mr. Steinbeck has been a Managing Director at Shea Ventures, an investment firm, since October 2014. From 2007 to 2014, he served as a Managing Director at Oakmont Corporation, an investment firm. Mr. Steinbeck is a member of the board of directors of Liberty Resources LLC and served on the board of directors of Accretion Acquisition Corp. from October 2021 to December 2023. Mr. Steinbeck is a Chartered Financial Analyst® charterholder and has a Bachelor of Arts in Economics from the University of California, Santa Barbara, and a Master of Business Administration from the University of Southern California. We believe that Mr. Steinbeck’s experience in the private equity industry, energy sector investing experience, extensive board participation and understanding of financial markets provide valuable insights for our Company and qualify him for service on our Board.

KEN BABCOCK
Age: 68	Key Areas of Experience
Director Since: 2018 INDEPENDENT	• Technology/Cybersecurity • Senior Management Experience (CEO/CFO) • Oilfield Services	• Mergers & Acquisitions • Marketing/Sales • HR/Compensation
Mr. Babcock is currently the Chief Executive Officer of Abaco Energy Technologies LLC (“Abaco”), a private Houston-based portfolio company of Riverstone Holdings LLC, an energy-focused private equity firm (“Riverstone”), that was formed in 2013 to focus on opportunities in manufacturing and services related to North American drilling, completion, and production, and associated infrastructure. Prior to joining Abaco, Mr. Babcock was the President and Chief Executive Officer of Titan Specialties, Ltd. (“Titan”) from 2008 until its sale to Hunting PLC in September 2011. Following the sale, Mr. Babcock remained at Titan until June 2012. Prior to joining Titan, from 2005 until 2008, Mr. Babcock served as President and Chief Executive Officer of International Logging, Inc. (“ILI”) where he took a narrowly-focused mud logging company of over 300 employees to a diverse well site services organization of over 1,800 employees spread over 60 countries in a little over two years. Prior to joining ILI, Mr. Babcock was Director of Strategic Sales at Baker Hughes INTEQ and Vice President of Business Development at Noble Technology Services. Mr. Babcock began his career with EXLOG in 1980. Mr. Babcock has a Bachelor of Science in Geology from Florida State University. We believe that Mr. Babcock’s strong business leadership experience qualifies him for service on our Board.

AUDREY ROBERTSON
Age: 44	Key Areas of Experience
Director Since: 2021	• Exploration and Production • Corporate Finance/Capital Markets • Senior Management Experience (CEO/CFO)	• Public Accounting • Mergers & Acquisitions • Investor Relations • Risk Management

Ms. Robertson is a co-founder of Franklin Mountain Energy, LLC, a private oil and gas company operating in the Permian Basin, and served as its Executive Vice President of Finance from January 2023 until the sale of the company in January 2025. She served as Chief Financial Officer from September 2018 to January 2023. She also served as a co-founder and Managing Partner of Copper Trail Partners, LLC, a private equity platform based in Denver from November 2017 until December 2021. From 2005 to 2016, she served as a Partner and Senior Managing Director at Kayne Anderson Capital Advisors. Prior to that time, she was an investment banker with Goldman Sachs & Co. Ms. Robertson was a Director of Bonanza Creek Energy, LLC and served on both the audit and compensation committees from January 2020 until November 2021 and served on the board of directors of Extraction Oil and Gas, LLC from September 2019 to January 2021 where she served on the audit committee and chaired the special committee on restructuring. She is the current Vice Chair and a member of the Board of Directors of the New Mexico Oil and Gas Association and serves on the Finance and Governance sub-committees. She has served on the boards of several private companies and not-for-profit organizations. She holds a Bachelor of Science degree in Applied Economics and Management from Cornell University and a Master of Accounting degree from the University of Southern California. We believe that Ms. Robertson’s significant experience in the oil and gas exploration and production industry and accounting credentials qualify her for service on our Board.

RON GUSEK
Age: 53	Key Areas of Experience
Director Since: 2025	• Exploration and Production • Technology/Cybersecurity • Senior Management Experience (CEO/CFO) • Oilfield Services	• ESG • Marketing/Sales • HR/Compensation • Investor Relations
Mr. Gusek has served as the Company’s Chief Executive Officer since February 2025 and prior to that was President since 2016. He served as the Company’s Vice President of Technology and Development of the Company’s predecessor from 2014 until his promotion to President in 2016. From 2011 to 2014, Mr. Gusek served as Vice President, Corporate Engineering and Technology of Sanjel Corporation, a global energy service company. Prior to joining Sanjel Corporation, from 2009 to 2011, Mr. Gusek was Director of Engineering for Zodiac Exploration, an oil and natural gas exploration and production company working in the central San Joaquin valley in California. From 2003 to 2008, Mr. Gusek was the Canadian Regional Manager of Pinnacle Technologies. Mr. Gusek has a Bachelor of Science in Mechanical Engineering from the University of Alberta. We believe that Mr. Gusek’s experience leading our growth during his tenure as our President, and now Chief Executive Officer, and his extensive experience in the hydraulic fracturing services industry, including technical expertise, qualifies him for service on our Board.

THE BOARD AND ITS COMMITTEES

THE BOARD

Composition of the Board

Our Board consists of 10 members separated into three classes of directors, each as equal in number as possible, with each class serving staggered three-year terms. In Proposal 5 herein, the Company is recommending that stockholders approve a Charter amendment that would, if approved, begin a phased-in declassification of the Board starting at next year’s annual meeting of stockholders.

In evaluating director candidates, we, through the Nominating and Governance Committee of the Board (the “Nominating and Governance Committee”), review the following criteria when assessing director candidates:

relevant skills, qualifications and experience;

independence under applicable standards;

qualifications to serve on Board committees and, as appropriate, serve as a committee chairperson;

business judgment;

service on boards of directors of other companies;

personal and professional integrity;

openness and willingness to work as part of a team;

willingness to commit the required time to serve as a Board member; and

familiarity with the Company and its industry.

Board Diversity and Summary of Director Core Skills

The diversity of experience and range of competencies, qualifications and viewpoints of each director on our Board embody key abilities that our Nominating and Governance Committee considers valuable to effective oversight of the Company. The Nominating and Governance Committee values a range of talents, ages, skills, experiences, diversity, and expertise sufficient to provide sound and prudent guidance with respect to the Company’s strategic and operational objectives, and further believes that gender and ethnic diversity can be one way to accomplish diversity of thought while still maintaining a Board that is adequately qualified to discharge its duties. Presently, half of our Board is comprised of members representing gender and ethnic diversity with:

two Board members being female; and

three additional Board members being ethnically diverse.

We believe that our director nominees are able to provide a well-rounded set of expertise that will assist in effective oversight of management at the Company. The matrix below identifies the core skills, primary competencies and other attributes that each director brings forth in their service to our Board and committees. The lack of an indicator for a particular item does not mean that the director does not possess that qualification, skill or experience in general. The indicator merely represents a core skill that the director brings to our Board. Furthermore, each director possesses other competencies not identified below. We believe identifying primary skills is a more meaningful presentation of the key contributions and value that each director brings to their service on the Board and to our stockholders. For more information about each director, see the individual biographies set forth above.

	Ayat	Babcock	Dea	Gusek	Kimble	McDonald	Murti	Norton	Robertson	Steinbeck
Exploration and Production
Technology/Cybersecurity
Corporate Finance/Capital Markets
Senior Management Experience (CEO/CFO)
Oilfield Services
Public Accounting
Mergers & Acquisitions
Legal/Regulatory
Corporate Governance
ESG
Marketing/Sales
HR/Compensation
Investor Relations
Risk Management

Board Leadership Structure and Role in Risk Oversight

Our Board does not have a policy regarding separation of the roles of Chief Executive Officer and Chairman of the Board (the “Chairman”). In accordance with our Corporate Governance Guidelines (the “Governance Guidelines”), the Board periodically reassesses the separation of the roles of Chief Executive Officer and Chairman. In connection with Mr. Wright’s resignation from his positions as Chairman, Director and Chief Executive Officer due to his appointment as the Secretary of Energy of the United States, the Board appointed William F. Kimble, a non-employee independent director who was serving as Lead Director of the Board during Mr. Wright’s tenure as Chairman and Chief Executive Officer, to serve as the non-executive Chairman. As the non-executive Chairman, Mr. Kimble presides at executive sessions of the non-management directors among other responsibilities, including chairing the meetings of our Board and stockholders. Our Board believes that this structure, combined with our corporate governance policies and processes, creates an appropriate balance between strong and consistent leadership and independent oversight of our business. Additionally, this structure allows our Chief Executive Officer to focus on executing our business strategy, enhancing our operational excellence, furthering our leading technological innovation, and engaging with our stakeholders. Meanwhile, our non-executive Chairman can focus on leading the Board, ensuring that it provides strong oversight of management and that all directors are well-positioned to discharge their duties appropriately.

The Board is responsible for overseeing that the risk management processes designed and implemented by our management are functioning as intended, and that steps are taken by management to identify and mitigate significant and emerging risks to the Company. Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including those described under “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2024. Our Board is actively involved in oversight of risks that could affect us. This oversight is conducted by the Board, which has responsibility for general oversight of risks, but the Audit Committee of the Board (the “Audit Committee”) assists the Board in fulfilling such oversight responsibilities. Risk assessment and oversight are an integral part of our governance and management processes. The Board encourages management to promote a culture that incorporates risk management into our corporate strategy and day-to-day business operations. Management discusses strategic and operational risks at regular management meetings and conducted a specific strategic session during the year that included a focused discussion and analysis of the risks facing us. Throughout the year, senior management reviews risks with the Board at regular Board meetings as part of management presentations that focus on the Company’s overall operations and presents the steps taken by management to mitigate or eliminate such risks.

The Board does not have a standing risk management committee, but rather administers this oversight function through the Audit Committee and the Board as a whole. The Board is responsible for monitoring and assessing strategic risk exposure, and the Audit Committee assists the Board in fulfilling such oversight responsibilities by overseeing our major risk exposures, including significant financial, information technology, and cybersecurity risks, and the steps our management has taken to monitor and control these exposures. The Audit Committee also monitors compliance with legal and regulatory requirements and considers and approves or disapproves any related-person transactions.

Our Board periodically reviews its governance and committee structure to ensure that it continues to meet the Company’s needs.

Director Independence and Family Relationships

The Company’s standards for determining director independence require the assessment of directors’ independence each year. A director cannot be considered independent unless the Board affirmatively determines that he or she does not have any relationship with management or the Company that may interfere with the exercise of his or her independent judgment, including any of the relationships that would disqualify the director from being independent under the rules of the NYSE.

The Board has assessed the independence of each non-employee director under the independence standards of the NYSE. The Board has determined that each of Messrs. Ayat, Babcock, Dea, Kimble, McDonald, Murti and Steinbeck and Ms. Norton is considered independent under the NYSE rules. In connection with its assessment of the independence of each non-employee director, the Board also determined that Messrs. Ayat, Babcock, Dea, Kimble, McDonald, Murti and Steinbeck and Ms. Norton are independent as defined in Section 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and under the standards set forth by the NYSE applicable to members of the Audit Committee. Furthermore, none of our directors or officers have any family relationship with any director or other officers. “Family relationship” for this purpose means any relationship by blood, marriage or adoption, not more remote than first cousin.

BOARD COMMITTEES

Overview

Our Board has established an Audit Committee, a Compensation Committee of the Board (the “Compensation Committee”) and a Nominating and Governance Committee as further detailed herein. The below chart sets forth the members and chairperson of each Board committee.

Name	Audit Committee	Compensation Committee	Nominating and Governance Committee
William F. Kimble+	*		●
Cary D. Steinbeck	●	●
Peter A. Dea		*	●
Ken Babcock		●
Gale A. Norton	●		*
Simon Ayat	●
James R. McDonald		●

+	Non-Executive Chairman of the Board	*	Chairperson	●	Member

Audit Committee

Rules implemented by the NYSE and the SEC require us to have an Audit Committee comprised of at least three directors who meet the independence and experience standards established by the NYSE and the Exchange Act. Our Audit Committee currently consists of four directors, all of whom are independent under the rules of the SEC and the standards set forth by the NYSE applicable to members of an Audit Committee. Messrs. Ayat, Kimble and Steinbeck and Ms. Norton are the members of our Audit Committee with Mr. Kimble serving as the chairperson. Each member of our Audit Committee is financially literate, and our Board has determined that Mr. Kimble qualifies as an “audit committee financial expert” as defined in applicable SEC rules.

The Audit Committee oversees, reviews, acts on and reports on various auditing and accounting matters to our Board, including: the selection of our independent accountants, the scope of our annual audits, fees to be paid to the independent accountants, the performance of our independent accountants and our accounting practices. The general purpose of our Audit Committee is to assist the Board in oversight responsibilities regarding the integrity of the Company’s financial statements, compliance with legal and regulatory requirements, performance of the independent registered public accounting firm engaged by the Company and the effectiveness of the Company’s internal audit functions. The Audit Committee is also responsible for oversight of the Company’s information technology and cybersecurity risks. The Audit Committee operates under an Audit Committee charter that defines the committee’s primary duties in a manner consistent with the rules of the SEC and NYSE. A current copy of the Audit Committee charter can be found on our website, www.libertyenergy.com, by first clicking “Investors” then “Corporate Governance” and proceeding to “Governance Documents.”

Compensation Committee

Our Compensation Committee currently consists of four directors: Messrs. Dea, Babcock, McDonald, and Steinbeck with Mr. Dea serving as the chairperson. Our Compensation Committee establishes salaries, incentives and other forms of compensation for the Board, executive officers, and other senior officers. Our Compensation Committee also assists the Board with the administration and oversight of our incentive compensation and benefit plans, our compensation recovery policy, and our stock ownership guidelines. The Compensation Committee has the authority to delegate to its chairperson or any one of its members the responsibility and authority for any particular matter, as it deems appropriate from time to time under the circumstances. The Compensation Committee operates under a Compensation Committee charter that defines the committee’s primary duties. A current copy of the Compensation Committee charter can be found on our website, www.libertyenergy.com, by first clicking “Investors” then “Corporate Governance” and proceeding to “Governance Documents.”

The Board has determined that all directors on the Compensation Committee are independent under the standards set forth by the NYSE and under the Exchange Act.

Nominating and Governance Committee

Our Nominating and Governance Committee currently consists of three directors: Ms. Norton and Messrs. Kimble and Dea with Ms. Norton serving as the chairperson. The Nominating and Governance Committee operates under a Nominating and Governance Committee charter that defines the committee’s primary duties. A current copy of the Nominating and Governance Committee charter can be found on our website, www.libertyenergy.com, by first clicking “Investors” then “Corporate Governance” and proceeding to “Governance Documents.”

Our Nominating and Governance Committee oversees our corporate governance framework, including identifying, evaluating and recommending qualified nominees to serve on our Board. Our Nominating and Governance Committee also develops and oversees our corporate governance processes, including the annual performance evaluation of the Board and its committees, and of senior management, evaluating director independence, and develops, reviews and recommends to the Board any changes to our Corporate Governance Guidelines and other applicable governance policies.

The Board and the Nominating and Governance Committee believe the skills, qualities, attributes, and experience of our directors provide our Company with business acumen and a diverse range of perspectives to effectively address our evolving needs and represent the best interests of our stockholders.

When identifying director nominees, the Nominating and Governance Committee considers and reviews the following criteria: the candidate’s relevant skills, qualifications and experience; independence under applicable standards; qualifications to serve on Board committees and, as appropriate, serve as a committee chairperson; business judgement; service on boards of directors of other companies; personal and professional integrity; openness and ability to work as part of a team; willingness to commit to the required time to serve as a member of the Board; and familiarity with the Company and its industry. Additionally, when considering the recommendation to the Board that an existing director be nominated for election at the annual meeting of stockholders, the Nominating and Governance Committee will consider and review: the past Board and committee meeting attendance and performance, the length of Board service, the personal and professional integrity, the relevant experience, skills, qualifications and contributions that the existing director brings to the Board and their independence under the applicable standards.

The Nominating and Governance Committee will consider suggestions from any source, particularly from stockholders, regarding possible candidates for director; provided, however, that in order for such stockholder recommendation to be considered, the recommendations must comply with the procedures outlined under “Stockholder Proposals” below.

The Board has determined that all directors on the Nominating and Governance Committee are independent under the standards set forth by the NYSE.

MEETING ATTENDANCE OF THE BOARD AND BOARD COMMITTEES

During 2024, the Board and its committees regularly met on a set schedule as set forth in the following table. Additionally, the Board and its committees acted by written consent from time to time, as appropriate. The Board and its committees held no special meetings during 2024.

	Regularly Scheduled Meetings	Special Meetings	Total Meetings
Board of Directors	5	0	5
Audit Committee	7	0	7
Compensation Committee	4	0	4
Nominating and Governance Committee	3	0	3

At each Board meeting, time is reserved for the independent directors to meet in executive session without the Chief Executive Officer present. Furthermore, executive officers regularly attend Board meetings to present information to our Board on our business and strategy. From time to time between meetings, Board and committee members confer with each other and with management and independent consultants regarding relevant issues, and representatives of management may meet with such consultants on behalf of the relevant committee.

Each director participated, whether in person or by telephone or videoconference, in at least seventy-five percent (75%) of all meetings of the Board and the committees of which such director is a member. There is no formal policy as to director attendance at the Annual Meeting, but our corporate governance guidelines encourage directors to attend. Eight members of our Board who were serving at such time attended last year’s annual stockholder meeting.

CORPORATE CODE OF BUSINESS CONDUCT AND ETHICS

Our Board has adopted a Corporate Code of Business Conduct and Ethics (the “Ethics Code”) applicable to our employees, directors and officers, in accordance with applicable U.S. federal securities laws and the corporate governance rules of the NYSE. Any waiver of the Ethics Code may be made only by our Board or a Board committee and will be promptly disclosed as required by applicable SEC laws and the corporate governance rules of the NYSE. A current copy of the Ethics Code can be found on our website, www.libertyenergy.com, by first clicking “Investors” then “Corporate Governance” and proceeding to “Governance Documents,” and is available in print to any stockholder who requests it. We intend to post any waiver of our Ethics Code or substantive amendments to the Ethics Code to our website.

CORPORATE GOVERNANCE GUIDELINES

Our Board has adopted the Governance Guidelines in accordance with the corporate governance rules of the NYSE that serve as a framework within which our Board and committees operate. These guidelines cover matters including, but not limited to, the composition of our Board, Board membership criteria and qualifications, director responsibilities, meetings of the Board and non-management directors, Board committees, director access to management and independent advisors, director compensation, and evaluation of management and management succession planning. A current copy of our Governance Guidelines can be found on our website, www.libertyenergy.com, by first clicking “Investors” then “Corporate Governance” and proceeding to “Governance Documents,” and is available in print to any stockholder who requests it.

DIRECTOR RESIGNATION POLICY

Our director resignation policy is set forth within our Corporate Governance Guidelines. To be elected, director nominees must receive a plurality of the votes cast by the holders of the shares entitled to vote in the election of directors at the Annual Meeting. However, in an uncontested election, any director nominee who receives a Majority Withheld Vote is required to tender his or her resignation to the Chair of the Nominating and Governance Committee within seven days following certification of the stockholder vote. The Nominating and Governance Committee must recommend to the Board whether to accept the resignation offer within 60 days of receiving the offer of resignation. The Board is required to consider and act on the recommendation within 30 days following receipt of the recommendation.

COMPENSATION RECOVERY POLICY

Our Compensation Recovery Policy provides that incentive-based compensation paid to our current and former executive officers may be recovered in the event of a restatement of our financial results. In connection with any such restatement, the Compensation Committee may seek recovery of any erroneously awarded incentive compensation paid within a three-year lookback period, including payments under the annual cash incentive program and payments and grants under the long-term incentive plan, by reimbursement, cancellation, forfeiture, and/or offset.

COMMUNICATION WITH THE BOARD

The Board welcomes communications from the Company’s stockholders and other interested parties. Stockholders and any other interested parties may send communications to the Board, any committee of the Board, the Chairman or any other director to:

Liberty Energy Inc.

c/o Corporate Secretary

950 17th Street, Suite 2400

Denver, Colorado 80202

Stockholders and any other interested parties should mark the envelope containing each communication as “Stockholder Communication with Directors” and clearly identify the intended recipient(s) of the communication. The Company’s Corporate Secretary or other officer as designated by the Board, will review each communication received from stockholders and other interested parties and will forward the communication, as expeditiously as reasonably practicable, to the addressees if the communication falls within the scope of matters generally considered by the Board. To the extent the subject matter of a communication relates to matters that have been delegated by the Board to a committee or to an executive officer of the Company, then the Company’s Corporate Secretary may forward the communication to the executive officer or chairman of the committee to which the matter has been delegated. The acceptance and forwarding of communications to the members of the Board or an executive officer does not imply or create any fiduciary duty of the Board members or executive officer to the person submitting the communications.

STOCKHOLDER ENGAGEMENT

We believe that regular dialogue with, and accountability to, our stockholders is critical to our success and value creation. Our management team participates in investor meetings throughout the year to discuss our business and strategic priorities and financial performance. These meetings include in-person, telephone and webcast engagements, as well as investor conferences. The feedback obtained through such engagement provides our Board and management with valuable insights on our business strategy and performance, technological innovation, corporate responsibility, executive compensation, sustainability initiatives, and many other topics of interest to our stockholders.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The members of the Compensation Committee are set forth above. During 2024, our last completed fiscal year, none of our executive officers served on the board of directors or compensation committee of a company that had an executive officer that served on our Board or Compensation Committee. Further, no member of our Board was an executive officer of a company in which one of our executive officers served as a member of the board of directors or compensation committee of that company.

EXECUTIVE OFFICERS

The following sets forth certain information with respect to the executive officers of the Company as of February 19, 2025.

Name	Age	Position(s)
Ron Gusek	53	Director and Chief Executive Officer
Michael Stock	63	Chief Financial Officer and Treasurer
R. Sean Elliott	50	Chief Legal Officer and Corporate Secretary
Ryan T. Gosney	51	Chief Accounting Officer and Vice President of Finance

Ron Gusek – Director and Chief Executive Officer. See “Proposal 1 – Election of Directors – Directors Continuing in Office” above for information regarding Mr. Gusek.

Michael Stock – Chief Financial Officer and Treasurer. Michael Stock has served as our Chief Financial Officer since December 2016, our Treasurer since March 2018 and as the Chief Financial Officer of our predecessor company from April 2012 until our IPO. Mr. Stock served as a director of the Company from December 2016 up until January 2018 and resigned upon completion of our IPO. From 2009 to 2012, he was employed by TAS Energy Inc., an industrial energy technology company. During his tenure, he served as Chief Financial Officer and was a key part of the raising of equity from leading investment groups including Kleiner Perkins, Element Partners, Natural Gas Partners and Credit Suisse. From 1997 to 2009, Mr. Stock served as Chief Financial Officer for Pinnacle Technologies.

R. Sean Elliott – Chief Legal Officer and Corporate Secretary. Sean Elliott has been our Chief Legal Officer since January 2023 and prior to that was Vice President and General Counsel since March 2017. He has also served as our Corporate Secretary since 2018. Between September 2016 and March 2017, Mr. Elliott worked as Assistant General Counsel at USAA Real Estate Company, a real estate investment firm. Between June 2015 and September 2016, Mr. Elliott served as Counsel at Haynes and Boone, LLP, an international corporate law firm. Between November 2007 and May 2015, Mr. Elliott served as Vice President, General Counsel, Corporate Secretary and Chief Compliance Officer of CARBO Ceramics Inc., an oilfield services production enhancement company. Mr. Elliott has a Bachelor of Arts in Economics and Business Administration from Austin College and a Doctor in Jurisprudence degree from the University of Texas at Austin.

Ryan T. Gosney – Chief Accounting Officer and Vice President of Finance. Ryan Gosney has been our Chief Accounting Officer since March 2017 and Vice President of Finance since January 2025. Between July 2016 and February 2017, Mr. Gosney served as the Chief Accounting Officer of Vantage Energy Inc. (“Vantage”), an oil and gas exploration and production company. Prior to joining Vantage, Mr. Gosney served as Chief Financial Officer for Dorado E&P Partners, LLC, an oil and gas company, from January 2012 to January 2016. Mr. Gosney began his career as an auditor with Arthur Andersen, LLP in September 1995 where he served in increasing roles of responsibility up to Audit Manager until June 2002. Mr. Gosney has also served as Controller for Patina Oil & Gas Corporation from October 2002 to October 2005 and Delta Petroleum Corporation from October 2005 to January 2012. Mr. Gosney has a Bachelor of Business Administration from Texas Christian University.

COMPENSATION DISCUSSION & ANALYSIS

This Compensation Discussion & Analysis provides information about our rationale and policies with regard to the compensation of our principal executive officer, principal financial officer and our three other most highly-compensated executive officers (our “Named Executive Officers” or “NEOs”) for 2024 and is intended to provide investors with the material information necessary for understanding our compensation policies and decisions regarding our Named Executive Officers as well as providing context for the tabular disclosure provided in the executive compensation tables below. Our Named Executive Officers for 2024 include:

Name	Title
Christopher A. Wright(1)	Chairman of the Board and Chief Executive Officer
Michael Stock	Chief Financial Officer and Treasurer
Ron Gusek(2)	President
R. Sean Elliott	Chief Legal Officer and Corporate Secretary
Ryan T. Gosney(3)	Chief Accounting Officer

(1) Mr. Wright resigned as Chairman of the Board and Chief Executive Officer effective February 3, 2025 in connection with his confirmation as Secretary of the United States Department of Energy as previously disclosed in the Company’s Current Report on Form 8-K filed on November 19, 2024.
(2) Mr. Gusek was appointed Chief Executive Officer effective February 3, 2025 in connection with the resignation of Mr. Wright as described in the above footnote.
(3) Mr. Gosney was additionally appointed Vice President of Finance effective January 22, 2025.

2024 Compensation Overview

The Compensation Committee recommended, and the Board approved, the following compensation-related actions for our Named Executive Officers for fiscal year 2024, further detailed below:

●	Base Salaries: The 2024 base salaries for each Named Executive Officer were increased in response to marketplace pay increases.

●	Annual Incentive Awards: The bonus target criteria for annual incentive awards was the same used in 2023 based on the achievement of specific Company performance objectives.

●	Long-Term Incentive Compensation: The long-term incentive compensation included both time-based awards, vesting ratably over a three-year period, and performance-based awards, with three-year cliff vesting.

Leadership Changes

On November 16, 2024, then President-elect Donald J. Trump announced his appointment of Mr. Wright our then Chairman, Director, and Chief Executive Officer to serve as the incoming Secretary of Energy of the United States, subject to ratification and confirmation by the United States Senate, which occurred on February 3, 2025. As a result, effective February 3, 2025, Mr. Wright resigned from his positions as Chairman, Director, and Chief Executive Officer of the Company. In accordance with the Company’s succession plan, effective on February 3, 2025, the Board appointed William Kimble as the Company’s non-executive Chairman and Ron Gusek as a director of the Board and as Chief Executive Officer.

2024 Say on Pay

At our 2024 annual meeting of stockholders, our stockholders were asked to approve, on a non-binding, advisory basis, the compensation of our Named Executive Officers, as reported in our 2024 proxy statement (“Say on Pay”). In 2024, our stockholders overwhelmingly approved the compensation of our Named Executive Officers, with nearly 95% of the votes cast in favor of such practices. The Compensation Committee and the Board viewed the results of the Say on Pay vote and, given the strong stockholder support for the compensation of our Named Executive Officers in 2024, believe that no significant changes to our compensation program were warranted as a result of this vote. As discussed in more detail in “Proposal 2: Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers,” the Board has recommended that stockholders vote, on a non-binding advisory basis, to approve the compensation of our Named Executive Officers, as described below.

Compensation Best Practices

The Company’s compensation program has been designed to support a strong governance model. Key elements of the program in support of this objective are set forth in the chart below:

What We Do	What We Don’t Do
Determine annual incentive compensation with the majority of the potential payment based upon the achievement of pre-established performance goals	No excise tax gross ups
No single-trigger severance
No excessive perquisites
Generally target the market median for total compensation	No short-term or speculative trading of Company stock
Use an independent compensation consultant	No re-pricing of incentive awards
Hold regular executive sessions of the Compensation Committee without management present	No supplemental retirement plans
Compensation Committee comprised solely of independent directors	No guaranteed bonuses or uncapped incentives
Base a portion of the long-term incentives upon our performance relative to peers	No payment of dividends on unvested stock awards
Apply Stock Ownership Guidelines for executive officers and most Board members	Ban on hedging and pledging
Manage incentive compensation overpayment risk through compensation recovery/clawback policy
“Double trigger” LTI vesting upon a change of control
Significant portion of total target compensation for NEOs is performance-based or at risk

Process for Setting Compensation and Role of Compensation Consultant

At the beginning of each year, the Compensation Committee engages an independent executive compensation consulting firm in order to provide independent and objective market compensation data, conduct compensation analysis, recommend plan design changes and advise on compensation related risks. The Compensation Consultant (as defined below) acts solely on behalf of the Compensation Committee and not on behalf of the Company’s management team. During 2024, the Compensation Committee engaged NFP and CBIZ Inc. as compensation consultants, with CBIZ replacing NFP in April 2024 (the “Compensation Consultant”). The Compensation Consultant compiles compensation surveys for review by the Compensation Committee and management. After review of the Compensation Consultant’s surveys, management provides recommendations of compensation for our Named Executive Officers to the Compensation Committee. Such recommendations are generally based upon the guidance of the Compensation Consultant and the performance of our management as a team. The Compensation Committee then reviews management’s recommendation with the ability to ask questions of both management and the Compensation Consultant and may conduct an executive session as needed to discuss compensation. The Compensation Committee has the final authority to make all decisions regarding recurring and other compensation decisions without separate Board approval.

The Compensation Consultant also assists the Compensation Committee with the determination of our Peer Group, as defined and described below, and design of our annual incentive program and long-term incentive awards. Using the independence factors established by the SEC and the NYSE, the Compensation Committee determined that the Compensation Consultant’s work did not raise any conflicts of interest, and they are considered an independent consulting firm.

Competitive Market Position and Peer Group

To further emphasize the alignment between Company performance and executive pay and to ensure compensation is competitive, for 2024 the Compensation Committee generally targeted the 50th percentile for total compensation (base salary and short-term and long-term incentives) for the named executive officers as a group, as reflected by various sources of compensation data (collectively, “Market Data”). The Market Data provided to the Compensation Committee by the Compensation Consultant includes compensation information from our Peer Group as well as other broad-based compensation survey sources selected by the Compensation Consultant. Although the Compensation Committee used the Market Data to inform its decisions regarding the form and amount of compensation provided to our Named Executive Officers in 2024, the Compensation Committee also considered other factors such that the compensation provided to our Named Executive Officers is not exclusively reflective of the Market Data.

For purposes of setting 2024 compensation, the peer group companies (our “Peer Group”) used by the Compensation Consultant and the Compensation Committee included the following companies:

NOV Inc.	Flowserve Corporation
Weatherford International plc	Gates Industrial Corporation plc
ChampionX Corporation	Oceaneering International, Inc.
Valaris Limited	Helmerich & Payne, Inc.
Patterson-UTI Energy, Inc.	Cactus, Inc.

Our Peer Group was selected based on companies that broadly represent related drilling, oilfield services and manufacturing businesses and are of reasonably comparable size to the Company based on revenue, market capitalization and other financial metrics. While some of these companies have different revenues or market capitalizations, these companies represent the market in which we most directly compete for qualified professionals. As a whole, our Peer Group reflects companies with related operations, of reasonably similar size, and with which we compete for talent. Our Peer Group consists of the same companies that comprised our 2023 compensation peer group with the exception of NexTier Oilfield Solutions Inc., which ceased to exist following its merger into Patterson-UTI Energy, Inc. in the second half of 2023.

Objectives of Compensation

The goal of the Company’s compensation program is to help attract and retain qualified executive talent and to strengthen the alignment between executives and stockholders’ interests, enhancing stockholder value. To achieve this goal, the Compensation Committee’s decisions are guided by the following principles: provide a competitive compensation package; relate compensation to the performance of the Company and the individual; and align employee objectives with the objectives of stockholders by encouraging executive stock ownership.

In order to achieve these objectives, the Compensation Committee has created a compensation package that combines fixed and variable cash compensation with equity-based compensation. The Company’s compensation program for executive officers consists of the following items:

*	base salary;

*	performance-based annual incentive payments under the Company’s Amended and Restated Long-Term Incentive Plan (“LTIP”), which in 2024 were based upon the Company’s adjusted pre-tax earnings per share (“Adjusted Pre-Tax EPS”), return on capital employed (“Adjusted ROCE”), the Company’s Adjusted ROCE as compared to the Adjusted ROCE of a peer group of companies (such comparison, “Comparative ROCE”), and personal performance;

*	long-term equity awards under our LTIP, consisting of both time-based and performance-based restricted stock units; and

*	matching contributions under the Liberty Oilfield Services 401(k) Savings Plan.

The Compensation Committee structures executive total direct compensation to emphasize performance through the annual incentive program and long-term incentives. The Compensation Committee believes that the compensation mix should strike a balance promoting long-term returns without motivating or rewarding excessive or inappropriate risk-taking.

Elements of Compensation

2024 Pay Mix

Our compensation program is designed so that the higher an executive’s position in the Company, the greater the percentage of compensation is contingent on the Company’s performance. The Company believes that having a significant portion of our Named Executive Officers’ compensation at risk better aligns their interests with the long-term interests of the Company and its stockholders. A majority of our Named Executive Officers total target direct compensation for fiscal year 2024 was variable, at approximately 88% for our Chief Executive Officer and averaging 81% for our other Named Executive Officers. The following charts illustrate the total target mix of direct compensation for our Named Executive Officers for fiscal year 2024.

Chief Executive Officer	Other Named Executive Officers (Average)

Base Salary

Each Named Executive Officer’s base salary is a fixed component of compensation for performing specific job duties and functions. In January 2024, the Compensation Committee approved a 5% raise to Named Executive Officer base salaries effective February 2024 to more closely align with the 50th percentile of the Peer Group since current salaries had fallen below the 25th percentile of the Peer Group. Specifically, the annualized base salaries for each Named Executive Officer are as follows for 2024:

Name	2024 Base Salary	Increase over 2023 Base Salary
Christopher A. Wright	$675,000	5%
Michael Stock	$449,000	5%
Ron Gusek	$497,000	5%
R. Sean Elliott	$441,000	5%
Ryan T. Gosney	$331,000	5%

Annual Incentive Award

In 2024, based on the analysis provided by the Compensation Consultant and the recommendation of the Compensation Committee, the Board established performance metrics and hurdles for our 2024 annual incentive awards that are focused on the results of adjusted Pre-Tax EPS, Adjusted ROCE and Comparative ROCE. The Compensation Consultant recommended, and the Compensation Committee approved, maintaining an element of discretion in the annual incentive for our Named Executive Officers in order to provide the Compensation Committee the flexibility to respond to specific events that are relevant to each Named Executive Officer’s performance during the year. No payout percentage would be earned for a metric if the actual Company performance of that metric was below the threshold level set for that metric below. Payouts for performance between threshold, target and maximum would have been calculated using straight line interpolation. The overall payout amount for each Named Executive Officer is capped at 200% of each Named Executive Officer’s target incentive award. The performance metrics, their related thresholds and weightings and actual performance for the year ended December 31, 2024 are set forth in the table below:

Performance Metric	Weighting	Threshold (50% Payout)	Target (100% Payout)	Maximum (200% Payout)	Actual Performance	Earned Payout Percentage of Annual Incentive Award
Adjusted Pre-Tax EPS(1)	25%	$1.05	$3.23	$5.42	$2.40	80.9%
Adjusted ROCE(2)	25%	9%	27%	42%	19.5%	79.4%
Comparative ROCE(3)	30%	See Comparative ROCE Chart below			1 of 10(4)	200%
Discretionary	20%	N/A	N/A	N/A	20%	100%

(1)	Adjusted Pre-Tax EPS is equal to the Company’s 2024 adjusted pre-tax income (adding back income tax and certain adjustments that include tax receivable agreement impacts, when applicable), divided by diluted weighted average shares outstanding for 2024.

(2)	Adjusted ROCE is equal to the Company’s 2024 adjusted pre-tax net income (adding back income tax and tax receivable agreement impacts, when applicable) divided by the simple average of capital (debt and equity) employed at December 31, 2024 and 2023.

(3)	Comparative ROCE is determined by comparing the Company’s Adjusted ROCE and ranking it against the Adjusted ROCE of the 2024 peer group, as further detailed below.

(4)	Comparative ROCE Peer Group data based on the most recent public filings[1].

In the view of the Compensation Committee, the Company faced softening market conditions in 2024 better than its peers as evidenced by the Company’s financial execution and approved a target payout of 20% on the 2024 discretionary incentive opportunity for all Named Executive Officers. The same rate of payout on the discretionary portion was awarded for each executive officer to recognize the collaborative team effort utilized to obtain these results.

The target incentive for each Named Executive Officer and the 2024 annual incentive payout for each Named Executive Officer is set forth below. Target incentive levels were increased in 2024 from 7-10%, depending on the officer, in order to better align targeted total cash compensation with the 50th percentile of the Peer Group.

Name	Target Annual Incentive (% of Base Salary)	Target Annual Incentive ($)	Performance Achievement Level (% of Target)	Actual 2024 Annual Incentive Payout
Christopher A. Wright	158.5%	$1,070,000	120.1%	$1,284,803
Michael Stock	138.3%	$621,000	120.1%	$745,666
Ron Gusek	135.6%	$674,000	120.1%	$809,306
R. Sean Elliott	109.3%	$482,000	120.1%	$578,762
Ryan T. Gosney	116.3%	$385,000	120.1%	$462,289

1 The Company intends to update this to the most recently available public data, including the date of such data, at the time of filing its Definitive Proxy Statement on Schedule 14A.

Comparative ROCE is determined by comparing and ranking the Adjusted ROCE (as defined below) of the Company against the Adjusted ROCE of peer companies (such peer group, the “ROCE Peer Group”). Our Adjusted ROCE and the Adjusted ROCE of each member of the ROCE Peer Group is calculated for a calendar year and then ranked in order of highest to lowest, with the highest Adjusted ROCE being ranked 1 of 10, and the lowest Adjusted ROCE ranked 10 of 10. The amount of the target award paid for this metric is then based on our numerical ranking against the ROCE Peer Group as follows, with the use of linear interpolation to determine the exact amount of payout (the “ROCE Ranking Matrix”):

Comparative ROCE
Ranking of Company Adjusted ROCE against ROCE Peer Group	Payout Percentage of Target Award
1 of 10	200%
2 of 10	175%
3 of 10	150%
4 of 10	125%
5 of 10	100%
6 of 10	75%
7 of 10	50%
8 of 10	0%
9 of 10	0%
10 of 10	0%

The ROCE Peer Group is reviewed and set each year, provided that the Compensation Committee reserves the right to revise the ROCE Peer Group throughout the year, which may include adjustments to eliminate the effects of extraordinary or non-recurring items. While some companies in the ROCE Peer Group may overlap with companies in Peer Group, the focus of the ROCE Peer Group is to provide a metric by which the effectiveness of capital deployment can be measured. Accordingly, the ROCE Peer Group focuses more particularly on other companies that have capital needs that are similar to those of the Company. The Peer Group tends to focus and include companies based on the relative size of the peers based on metrics such as revenue and market capitalization. The ROCE Peer Group also utilizes the S&P 500 to provide a broader measure of the effectiveness of deployment of capital across various industries. Similar to the rationale for using the S&P 500, the Committee believes that that the OSX index also provides a broad measure of the effectiveness of the deployment of capital across the oilfield services industry. The 2024 ROCE Peer Group is unchanged from 2023 and consists of the following companies and indices:

S&P 500 Index	Halliburton Company
OSX Index	Oil States International, Inc.
ProPetro Holding Corp.	Helmerich & Payne, Inc.
Patterson-UTI Energy, Inc.	RPC, Inc.
Nine Energy Service, Inc.

Our Company Adjusted ROCE for 2024 was 19.5%, which ranked 1 of 10 against the ROCE Peer Group for 2024 based on data from the most recent public filings2, resulting in a weighted payout percentage for the Comparative ROCE component of the annual incentive award equal to 200.0%.

Long-Term Incentive Compensation

We maintain the LTIP in order to incentivize individuals providing services to us or our affiliates. In 2024, following recommendations by the Compensation Consultant and our Compensation Committee, our Board granted both time-based and performance-based restricted stock units (“RSUs”), each which represent the right to receive shares of our Class A Common Stock following the applicable vesting period. The Compensation Committee has considered the use of other forms of equity awards, including restricted stock and stock options, and ultimately determined to use RSUs given that they have a less dilutive effect than stock options and do not require the issuance of actual shares of Class A Common Stock unless and until vesting conditions are met. For 2024, the grant date value of RSUs for the Named Executive Officers as a group was initially set at approximately the 50th percentile based on market data. The Compensation Committee and our Board determined that a combination of time-based and a performance-based vesting approach was appropriate given the Company’s desire to provide our Named Executive Officers with a long-term retention-focused award that also aligns the interests of our Named Executive Officers with those of our stockholders while at the same time furthering the Company’s pay-for-performance philosophy.

2 The Company intends to update this to the most recently available public data, including the date of such data, at the time of filing its Definitive Proxy Statement on Schedule 14A.

For 2024, one-half of the RSUs awarded to Messrs. Wright, Stock and Gusek vest ratably over a three-year period, and one-half vests at the end of a three-year performance period based on the Company’s performance against a ROCE Peer Group. Messrs. Elliott and Gosney received RSU awards with similar time and performance-based vesting conditions for 2024, except that 67% of these awards were time-based, and 33% were performance-based.

Performance-based RSUs provide the Named Executive Officer the right to receive an amount ranging from 0% to 200% of the target performance-based RSUs granted based on the Company’s Comparative ROCE performance during the three-year performance period, subject to the continued employment of the Named Executive Officer. For the years prior to 2024, Comparative ROCE is based on Adjusted ROCE, which is equal to income before taxes and loss (gain) on remeasurement of liability under tax receivable agreements, plus interest expense and stock-based compensation expense for the year divided by the simple average of capital (debt and equity) employed at the beginning and end of each year presented. Beginning in 2024, the Adjusted ROCE calculation was changed to be equal to adjusted pre-tax net income (adding back income tax and tax receivable agreement impacts, when applicable) for the year divided by the simple average of capital (debt and equity) employed at the beginning and end of such year. After the end of the three-year performance period, the Adjusted ROCE calculations of the Company and each entity in the ROCE Peer Group will be computed for each year and then averaged for the entire three-year period. The entities in the ROCE Peer Group will be arranged (highest to lowest) by their averaged Adjusted ROCE, excluding the Company. The Company’s percentile rank will be interpolated between the entity with the next highest average Adjusted ROCE and the entity with the next lowest average Adjusted ROCE. The Company’s percentile rank will then be used to determine the payout percentage of the target performance-based RSU by using the ROCE Ranking Matrix set forth above. The chart below shows the Company’s Comparative ROCE rank for 2022, 2023, and 2024, resulting in an award payout of 200% of target for the performance-based RSUs that were awarded to Named Executive Officers in January 2022 and vest on April 1, 2025:

Year	Company Adjusted ROCE Percentage	Ranking of Company Adjusted ROCE against ROCE Peer Group
2022	34.0%	3 of 10
2023	42.9%	1 of 10
2024	22.7%	2 of 10
3-year average	33.2%	1 of 10

Employment, Severance and Change in Control Agreements

The Company has entered into a change in control agreement with each of Mr. Elliott and Mr. Gosney (the “Change in Control Agreements”). No such change of control agreements have been entered into with the Company’s other Named Executive Officers, as the value of the vested equity interests in the Company that such officers acquired prior to the time of the IPO would likely provide adequate benefits in the event of a change in control transaction.

Each Change in Control Agreement provides severance benefits in the event the executive officer’s employment is terminated without cause or the executive officer resigns for good reason within 18 months following a change in control, as described in more detail below under “Potential Payments Upon Termination or Change in Control—Change in Control Agreements.” The benefits provided to the executive officer in the Change in Control Agreements were primarily based on the recommendation of the Compensation Consultant and Peer Group median data provided at the time the Change in Control Agreements were executed.

We have not entered into any other employment, severance or change in control agreements with any of our Named Executive Officers.

Other Compensation Elements

401(k) Plan. We currently maintain a retirement plan intended to provide benefits under Section 401(k) of the Internal Revenue Code of 1986, as amended (the “Code”) under which employees, including our Named Executive Officers, are allowed to contribute portions of their base compensation to a tax-qualified retirement account under the Liberty Oilfield Services 401(k) Savings Plan. We provide matching contributions at a rate of $1.00 for each $1.00 of employee contribution, subject to a cap of the lower of (i) 6% of the employee’s salary and (ii) the applicable contribution limits under the Code.

Pension and Nonqualified Deferred Compensation. We have not maintained, and do not currently maintain, a defined benefit pension plan or nonqualified deferred compensation plan.

Perquisites and Other Benefits. We provide limited perquisites to our Named Executive Officers. For example, none of our Named Executive Officers receive car allowances.

Other Compensation Policies

Anti-Hedging and Pledging Policy. Our Insider Trading Policy (the “Insider Trading Policy”) generally prohibits our directors, employees and officers from hedging and pledging of Company securities by providing that hedging or monetization transactions, whether direct or indirect, involving the Company’s securities and the pledging of Company securities as collateral are prohibited. Short term exceptions to this prohibition (such as temporary margin loans) may be granted depending on specific facts and circumstances. Any exceptions to the Insider Trading Policy for our directors and officers must be granted by our Audit Committee and will be periodically communicated to the Board. The Insider Trading Policy also prohibits transactions involving Company-based derivative securities. While the Company is not subject to the Insider Trading Policy, the Company does not trade in its securities when it is in possession of material nonpublic information except as may be pursuant to an appropriately adopted Rule 10b5-1 trading plan.

Policies and practices related to the grant of certain equity awards close in time to the release of material nonpublic information. The Company does not currently grant stock options, stock appreciation rights, or similar option-like instruments. Accordingly, the Company has no specific policy or practice on the timing of such awards in relation to the disclosure of material non-public information by the Company. If in the future the Company determines to grant options, stock appreciation rights, or similar option-like instruments, the Company intends to establish policies or practices regarding the timing of such awards in relation to the disclosure of material non-public information, and the Board will evaluate the appropriate steps to take in relation to the foregoing.

Stock Ownership Guidelines. We have implemented stock ownership guidelines for our executive officers and our directors who receive compensation from us for Board service to foster equity ownership and align interests with our stockholders. Within five years of the later of (a) the date of becoming an executive officer and (b) October 18, 2022, our Chief Executive Officer is expected to own a number of shares with a value equal to six times of his base salary and all other executive officers are expected to own a number of shares with a value equal to two times their base salary. Similarly, within five years of the later of (a) the date a compensated director commences service with the Company in such position and (b) October 18, 2022, our compensated directors are expected to own a number of shares with a value equal to five times their annual Board cash retainer. Shares that are owned directly, indirectly (such as through a 401(k) plan or family trust) and shares issuable upon settlement of restricted stock units (including the target number of shares to be issued under performance-based units) count towards meeting these ownership requirements. In the event that an executive officer or compensated director fails to comply with these ownership guidelines following the end of the applicable transition period and subject to certain exceptions, they are expected to retain not less than 50% of the number of shares issued to him or her under our LTIP or similar future equity compensation plans, net of the number of shares applied to the payment of taxes on such awards. Each of our executive officers and compensated directors was within the transition period provided for in the stock ownership guidelines as of the Record Date; however as of the Record Date all of our executive officers and directors, with the exception of Mr. Murti who was recently appointed to the Board in January 2025, were in compliance with these guidelines even without the benefit of the transition period.

Risk Assessment

The Compensation Committee reviewed our employee compensation practices and policies and determined that such policies do not encourage excessive or unnecessary risk-taking and are not likely to have a material adverse effect on the Company. Furthermore, the Board and Compensation Committee recently adopted our compensation recovery policy to further enhance integrity and accountability in relation to the Company’s compensation philosophy.

COMPENSATION COMMITTEE REPORT

The information contained in this Compensation Committee Report shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent that the Company specifically incorporates such information by reference in such filing.

The Compensation Committee reviewed and discussed the Compensation Discussion & Analysis required by Item 402 of Regulation S-K promulgated by the SEC with management of the Company, and, based on such review and discussions, the Compensation Committee recommended to the Board that such Compensation Discussion & Analysis be included in this Proxy Statement and incorporated by reference into the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

Compensation Committee of the Board of Directors:

Peter A. Dea (Chair)
Ken Babcock
James R. McDonald
Cary D. Steinbeck

EXECUTIVE COMPENSATION TABLES

Summary Compensation Table

The following table summarizes the compensation awarded to, earned by or paid to our Principal Executive Officer (“PEO”), Principal Financial Officer, and other Named Executive Officers for the fiscal years ended December 31, 2024, 2023, 2022.

Name & Principal Position	Year	Salary(7) ($)	Bonus ($)(1)	Stock Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(1)	All Other Compensation ($)(3)	Total ($)
Christopher A. Wright Chairman of the Board & Chief Executive Officer(4)	2024	696,039	214,000	3,832,639	1,070,803	23,008	5,836,488
	2023	638,231	300,000	3,590,569	1,078,500	20,800	5,628,100
	2022	612,000	360,000	3,406,258	1,350,927	18,300	5,747,485
Michael Stock Chief Financial Officer & Treasurer	2024	463,038	124,200	1,718,213	621,466	22,486	2,949,403
	2023	424,923	174,000	1,609,575	625,530	20,800	2,854,828
	2022	408,000	200,000	1,526,949	750,515	18,300	2,903,764
Ron Gusek President(5)	2024	512,423	134,800	1,718,213	674,506	22,597	3,062,538
	2023	469,462	189,000	1,609,575	679,455	20,800	2,968,292
	2022	443,538	220,000	1,526,949	825,567	18,300	3,034,354
R. Sean Elliott Chief Legal Officer & Corporate Secretary	2024	454,731	96,400	1,063,656	482,362	22,468	2,119,616
	2023	416,923	135,000	996,456	485,325	20,800	2,054,504
	2022	394,954	150,000	945,531	562,886	18,300	2,071,671
Ryan T. Gosney Chief Accounting Officer(6)	2024	341,269	77,000	689,492	385,289	22,214	1,515,264
	2023	312,692	105,000	619,062	377,475	20,800	1,435,029
	2022	296,215	120,000	587,291	450,309	5,891	1,459,706

(1)	The amounts reported in the “Non-Equity Incentive Plan Compensation” column reflect the portion of the annual incentive payouts related to achievement of the Company-wide performance metrics. The portion of the annual incentive payouts related to the discretionary component are reported in the “Bonus” column.

(2)	The amounts shown do not reflect compensation actually received by the Named Executive Officer. Rather, amounts set forth in the “Stock Awards” column represent the aggregate grant date fair value of time-based and performance-based restricted stock unit awards computed in accordance with FASB ASC Topic 718 for financial statement reporting purposes by the Company with respect to restricted stock units. A discussion of the assumptions used in this valuation with respect to awards made in fiscal year 2024 may be found in Note 10 to the Company’s financial statements contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024. Performance-based awards are included based on the assumption that they will vest at 100% of the target award, since actual vesting will not be determined until the end of the performance period.

(3)	For the Named Executive Officers, amounts reported in the “All Other Compensation” column for 2024 reflect discretionary matching contributions earned by each Named Executive Officer pursuant to the Company’s 401(k) plan. Additionally, this column includes a $750 holiday bonus that was paid in an equal amount to all Company employees.

(4)	Mr. Wright resigned as Chairman of the Board and Chief Executive Officer effective February 3, 2025 in connection with his confirmation as Secretary of the United States Department of Energy as previously disclosed in the Company’s Current Report on Form 8-K filed on November 19, 2024.

(5)	Mr. Gusek was appointed Chief Executive Officer effective February 3, 2025 in connection with the resignation of Mr. Wright as described in the above footnote.

(6)	Mr. Gosney was additionally appointed Vice President of Finance effective January 22, 2025.

(7)	Salary for 2024 reflects an additional pay period during the year due to the timing of the bi-weekly payroll calendar.

Grants of Plan-Based Awards

The following table provides information for each of our Named Executive Officers regarding plan-based awards granted during fiscal year 2024.

		Estimated Future Payouts Under Non- Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or	Grant Date Fair Value of Stock
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	Units (#)(3)	Awards ($)(4)
Christopher A. Wright		428,000	856,000	1,712,000
	1/22/2024				55,321	110,642	221,284		1,916,319
	1/22/2024							110,642	1,916,319
Michael Stock		248,400	496,800	993,600
	1/22/2024				24,801	49,602	99,204		859,107
	1/22/2024							49,602	859,107
Ron Gusek		269,600	539,200	1,078,400
	1/22/2024				24,801	49,602	99,204		859,107
	1/22/2024							49,602	859,107
R. Sean Elliott		192,800	385,600	771,200
	1/22/2024				10,133	20,266	40,532		351,007
	1/22/2024							41,146	712,649
Ryan T. Gosney		154,000	308,000	616,000
	1/22/2024				6,569	13,137	26,274		227,533
	1/22/2024							26,672	461,959

(1)	The amounts shown in these columns reflect the potential threshold, target and maximum payouts with respect to the performance-based financial metrics approved under the 2024 annual incentive awards. The amounts reflected herein do not include amounts that may be earned with respect to the discretionary component of the 2024 annual incentive awards.

(2)	The amounts shown in these columns reflect the potential threshold, target and maximum number of performance-based RSU awards granted to the Named Executive Officers during fiscal year 2024.

(3)	The amounts shown in this column reflect time-based vesting RSU awards granted to the Named Executive Officers during fiscal year 2024.

(4)	The amounts shown in this column do not reflect compensation actually received by the Named Executive Officer. Rather, amounts set forth herein represent the aggregate grant date fair value of time-based and performance-based RSUs computed in accordance with FASB ASC Topic 718 for financial statement reporting purposes in fiscal year 2024 by the Company. A discussion of the assumptions used in this valuation with respect to awards made in fiscal year 2024 may be found in Note 10 to the Company’s financial statements contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024.

Outstanding Equity Awards at Fiscal Year-End

The following table reflects information regarding outstanding equity-based awards held by our Named Executive Officers as of December 31, 2024, which consist of time-based RSU awards and performance-based RSU awards.

	Stock Awards
Name	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(4)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(8)
Christopher A. Wright(9)	45,857	(1)	912,096
	76,526	(2)	1,522,102
	110,642	(3)	2,200,669
				275,142	(5)	5,472,574
				229,576	(6)	4,566,267
				221,284	(7)	4,401,339
Michael Stock	20,557	(1)	408,879
	34,305	(2)	682,326
	49,602	(3)	986,584
				123,340	(5)	2,453,233
				102,914	(6)	2,046,959
				99,204	(7)	1,973,168
Ron Gusek	20,557	(1)	408,879
	34,305	(2)	682,326
	49,602	(3)	986,584
				123,340	(5)	2,453,233
				102,914	(6)	2,046,959
				99,204	(7)	1,973,168
R. Sean Elliott	17,058	(1)	339,284
	28,458	(2)	566,030
	41,146	(3)	818,394
				50,408	(5)	1,002,615
				42,050	(6)	836,375
				40,532	(7)	806,181
Ryan T. Gosney	10,595	(1)	210,735
	17,680	(2)	351,655
	26,672	(3)	530,506
				31,310	(5)	622,756
				26,124	(6)	519,606
				26,274	(7)	522,590

(1)	These RSUs granted on January 18, 2022 vest on April 1, 2025, so long as the applicable Named Executive Officer remains employed through such date.

(2)	These RSUs granted on February 8, 2023 vest in one-half increments on each of April 1, 2025 and April 1, 2026, so long as the applicable Named Executive Officer remains employed through such dates.

(3)	These RSUs granted on January 22, 2024 vest in one-third increments on each of April 1, 2025, April 1, 2026 and April 1, 2027, so long as the applicable Named Executive Officer remains employed through such dates.

(4)	Amounts in this column reflect the value of unvested time-based RSU awards held by the Named Executive Officers, calculated based on the closing price of our Class A Common Stock on December 31, 2024 of $19.89.

(5)	These performance-based RSUs granted on January 18, 2022 will vest on April 1, 2025, subject to achievement of the Comparative ROCE performance metrics and the applicable Named Executive Officer’s continued employment through such date. As of December 31, 2024, the performance-based RSUs granted on January 18, 2022 were trending above target, and in accordance with the SEC rules, are reflected in this table at maximum, therefore, the performance-based RSUs may actually vest at a lower amount than reflected in this column.

(6)	These performance-based RSUs granted on February 8, 2023 will vest on April 1, 2026, subject to achievement of the Comparative ROCE performance metrics and the applicable Named Executive Officer’s continued employment through such date. As of December 31, 2024, the performance-based RSUs granted on February 8, 2023 were trending above target, and in accordance with the SEC rules, are reflected in this table at maximum, therefore, the performance-based RSUs may actually vest at a lower amount than reflected in this column.

(7)	These performance-based RSUs granted on January 22, 2024 will vest on April 1, 2027, subject to achievement of the Comparative ROCE performance metrics and the applicable Named Executive Officer’s continued employment through such date. As of December 31, 2024, the performance-based RSUs granted on January 22, 2024 were trending above target, and in accordance with the SEC rules, are reflected in this table at maximum, therefore, the performance-based RSUs may actually vest at a lower amount than reflected in this column.

(8)	Amounts in this column reflect the value of unvested performance-based RSU awards held by the Named Executive Officers reported in the preceding column calculated based on the closing price of our Class A Common Stock on December 31, 2024 of $19.89.

(9)	Mr. Wright resigned as Chairman of the Board and Chief Executive Officer effective February 3, 2025 in connection with his confirmation as Secretary of the United States Department of Energy as previously disclosed in the Company’s Current Report on Form 8-K filed on November 19, 2024. Also effective February 3, 2025, all unvested equity awards previously awarded to Mr. Wright became vested pursuant to our Compensation Committee’s authorization as previously disclosed in our Current Report on Form 8-K filed on January 22, 2025.

Option Exercises and Stock Vested

The following table reflects the value received by each Named Executive Officer on the vesting of time-based and performance-based RSUs during fiscal year 2024, which performance-based RSUs vested at approximately 178% of target. None of our Named Executive Officers held stock option awards during fiscal year 2024.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Christopher A. Wright	393,513	8,251,968
Michael Stock	175,217	3,674,299
Ron Gusek	175,217	3,674,299
R. Sean Elliott	181,128	3,798,261
Ryan T. Gosney	111,382	2,335,681

(1)	The amounts in this column reflect the value of the shares in the preceding column based on the closing price of our Class A Common Stock of $20.97 on April 1, 2024, the applicable vesting date, including the value of any shares withheld for tax withholding purposes.

Pension Benefits and Nonqualified Deferred Compensation

We do not maintain and our Named Executive Officers do not participate in any defined benefit pension plan or nonqualified deferred compensation plan.

Potential Payments Upon Termination or Change in Control

Change in Control Agreements

The Company has entered into Change in Control Agreements with each of Mr. Elliott and Mr. Gosney. For further detail on the Company’s decision to enter into Change in Control Agreements with these Named Executive Officers, see the section titled “Employment, Severance and Change in Control Agreements” contained in the Compensation Discussion & Analysis section set forth herein. Each Change in Control Agreement provides that if the Named Executive Officer’s employment is terminated without “cause” or the Named Executive Officer resigns for “good reason” within 18 months following a “change in control,” the Named Executive Officer will be entitled to receive, subject to such Named Executive Officer’s timely execution and non-revocation of a release of claims in favor of the Company: (i) two times the sum of (a) the Named Executive Officer’s annualized base salary for the year in which the termination occurs (or, if greater, that in effect immediately preceding the change in control) plus (b) an amount equal to the higher of (1) the Named Executive Officer’s target annual bonus for year in which the termination occurs or (2) the average of the Named Executive Officer’s target annual bonus for the three most recently completed calendar years; (ii) a pro-rated portion of the Named Executive Officer’s target annual bonus for the calendar year in which the termination occurs; (iii) reimbursement for a portion of the COBRA premiums paid by the executive for continued coverage under the Company’s group health plans for up to 18 months plus a lump sum cash payment equal to six times such monthly amount; and (iv) vesting of all outstanding time-based and performance-based equity awards granted pursuant to any Company long term incentive plan as of the date of termination, with such performance-based equity awards being vested at the higher of target performance or actual performance through the termination date.

For purposes of the Change in Control Agreements, the following terms generally have the meanings set forth below:

*	“Cause” generally means the Named Executive Officer’s (i) material breach of the Change in Control Agreement or any other agreement with the Company, (ii) material breach of any policy or code of conduct, (iii) violation of any law applicable to the workplace or employment relationship that is materially injurious to the Company, (iv) gross negligence, willful misconduct or willful breach of fiduciary duty, fraud, theft or embezzlement, (v) conviction or indictment, or plea of nolo contendere, to any felony or conviction or plea of nolo contendere to any crime involving moral turpitude, or (vi) willful failure or refusal to substantially perform such Named Executive Officer’s obligations or to follow in any material respect any specific lawful direction from the Company. Clauses (i), (ii), (iii) and (vi) are subject to certain notice and cure rights.

*	“Change in Control” generally means (i) a change in the ownership of the Company, (ii) a change in the effective control of the Company, or (iii) a change in the ownership of a substantial portion of the Company’s assets, in each case, as such phrases are defined under the Treasury regulations promulgated pursuant to Section 409A of the Code.

*	“Good Reason” generally means (i) a material diminution in the Named Executive Officer’s total cash compensation, (ii) a material diminution in the Named Executive Officer’s authority, duties or responsibilities as a whole, (iii) a geographic relocation by more than 50 miles, (iv) a material breach by the Company of the Change in Control Agreement or any other agreement between the Named Executive Officer and the Company, or (v) a failure to timely pay or provide any material payment, benefit or other consideration or compensation owed to the Named Executive Officer, in each case, subject to certain notice and cure rights.

RSU Awards

The RSUs held by our Named Executive Officers under the LTIP will accelerate and become 100% vested upon a termination of the Named Executive Officer’s employment with the Company due to the Named Executive Officer’s death or “disability.” For RSUs that use performance-based vesting, the award will remain outstanding and eligible to be earned based on the Company’s achievement of the applicable performance metrics at the end of the performance period. For purposes of the RSU awards, “disability” means the Named Executive Officer’s inability to perform his duties, after accounting for reasonable accommodation, due to a mental or physical impairment that continues (or can reasonably be expected to continue) for (i) 90 consecutive days or (ii) 180 days out of any 365-day period, which, in either case, shall only be deemed to occur following the written determination by the Company of any such occurrence of disability.

The table below describes and estimates the amounts and benefits each Named Executive Officer would have been eligible to receive upon a termination of his employment in certain circumstances or a change in control, assuming such events occurred as of December 31, 2024, the last day of fiscal year 2024. The estimated payments are not necessarily indicative of the actual amounts such executive would have received in such circumstances, as such amounts could not be known with certainty until the applicable event occurred. The table excludes compensation amounts accrued through December 31, 2024 that would be paid in the normal course of continued employment, such as accrued but unpaid salary and vested account balances under our retirement plans that are generally available to all of our salaried employees. Where applicable, the information in the table uses a price per share for our Common Stock of $19.89, the closing price on December 31, 2024 (the “Year-End Closing Price”). Generally, payment of severance benefits to a Named Executive Officer following termination of employment is subject to such officer’s timely execution and non-revocation of a release of claims in favor of the Company.

Name	Change in Control ($)	Death/ Disability ($)	Termination without Cause or Resignation for Good Reason on or within 18 Months Following a Change in Control ($)
Christopher A. Wright
Equity Award Acceleration(1)(4)	—	19,075,047	—
Michael Stock
Equity Award Acceleration(1)	—	8,551,149	—
Ron Gusek
Equity Award Acceleration(1)	—	8,551,149	—
R. Sean Elliott
Cash Severance(2)	—	—	2,328,000
Benefit Continuation(3)	—	—	27,141
Equity Award Acceleration(1)	—	4,368,879	4,368,879
Ryan Gosney
Cash Severance(2)	—	—	1,817,000
Benefit Continuation(3)	—	—	27,188
Equity Award Acceleration(1)	—	2,757,848	2,757,848

(1)	The amounts reported in these rows reflect the value of time-based RSU and performance-based RSU awards that would accelerate in connection with the applicable event, calculated based on the Year-End Closing Price. For purposes of the performance-based RSUs granted in 2022, 2023 and 2024 these amounts reflect an assumed achievement of maximum performance, as the performance-based RSUs were trending above target as of December 31, 2024.

(2)	The amounts reported in these rows reflect the full amount of each Named Executive Officer’s target annual incentive award for 2024, as the pro-ration provided for under the Change in Control Agreements would result in the full amount of such target annual incentive awards being payable as of December 31, 2024

(3)	The amounts reported in these rows are calculated based on the premiums in effect as of December 2024, which are assumed for purposes of this table to remain the same throughout the applicable benefit reimbursement period.

(4)	Mr. Wright resigned as Chairman of the Board and Chief Executive Officer effective February 3, 2025 in connection with his confirmation as Secretary of the United States Department of Energy as previously disclosed in the Company’s Current Report on Form 8-K filed on November 19, 2024. Also effective February 3, 2025, all unvested equity awards previously awarded to Mr. Wright became vested pursuant to our Compensation Committee’s authorization as previously disclosed in our Current Report on Form 8-K filed on January 22, 2025.

DIRECTOR COMPENSATION

We have adopted a non-employee director compensation program that is applicable to each of our non-employee directors. The Compensation Consultant also conducted an analysis of market-competitive total director compensation (annual retainers, meeting fees and equity awards) using our Peer Group as a comparative metric. Pursuant to this program, during 2024 each non-employee director was entitled to receive the following compensation for their service on our Board:

*	A cash retainer of $100,000 per year, payable quarterly in arrears;

*	An additional annual cash retainer of $10,000 for serving as a member of our Audit Committee or $20,000 for serving as the chairperson of our Audit Committee, in each case payable quarterly in arrears;

*	An additional annual cash retainer of $7,500 for serving as a member of our Compensation Committee or $15,000 for serving as the chairperson of our Compensation Committee, in each case payable quarterly in arrears;

*	An additional cash retainer of $5,000 for serving as a member of our Nominating and Governance Committee or $10,000 for serving as the chairperson of our Nominating and Governance Committee, in each case payable quarterly in arrears;

*	An additional annual cash retainer of $20,000 for serving as the Lead Director of the Company, payable quarterly in arrears; and

*	Either:

(a)	annual equity-based compensation in the form of RSUs with an aggregate grant date value of $175,000, subject to the terms of the LTIP and the award agreement pursuant to which such award is granted. The award shall be subject to a 12-month vesting period, unless otherwise determined by the Board. The annual grant is automatically made on January 2nd of each year, using the 30-day average closing price of the Company’s Class A Common Stock prior to the date of grant to determine the number of units to be granted;

(b)	an additional cash payment of $100,000 per year, payable quarterly in arrears; or

(c)	a charitable cash donation by the Company of $100,000 per year, payable quarterly in arrears, to an organization designated by the director and that is qualified under Section 501(c)(3) of the Internal Revenue Code, provided that the organization must be independent of the director and reasonably acceptable to the Compensation Committee.

Effective as of January 1, 2025, our non-employee director compensation program was updated to add compensation for serving as the non-executive Chairman consisting of an annual cash retainer of $60,000 and RSUs with a grant date value of $75,000 on the same terms and conditions set forth in paragraph (a) above. These changes were made by the Compensation Committee and ratified by the Board in January 2025 in response to a recommendation from the Compensation Consultant to align with marketplace practices where the chairperson of the board is independent and not also an employee of the company.

Each non-employee director is given an opportunity to elect whether they would like to receive item (a), (b) or (c) above prior to the beginning of each year. If a non-employee director joins the Board or otherwise becomes eligible for director compensation during the course of a calendar year, the director will be allowed to make such election upon joining or becoming eligible. If a non-employee director joins the Board during the course of a calendar year, the director will be entitled to receive a prorated RSU award (if so elected) for that year, which shall vest over the remaining portion of the year, unless otherwise determined by the Board. All annual cash payments, including the charitable cash contribution option if elected, shall be prorated for partial years of service or eligibility.

In addition, each non-employee director is reimbursed for out-of-pocket expenses incurred in connection with attending Board and committee meetings.

The table below sets forth the compensation our non-employee directors earned for their service for the fiscal year ended December 31, 2024.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	All Other Compensation ($)		Total ($)
Simon Ayat	110,000	168,688	—		278,688
Ken Babcock	107,500	168,688	—		276,188
Peter A. Dea	120,000	168,688	—		288,688
William F. Kimble	145,000	168,688	—		313,688
James R. McDonald	—	—	100,000	(2)	100,000	(2)
Gale A. Norton	120,000	168,688	—		288,688
Audrey Robertson	100,000	168,688	—		268,688
Cary D. Steinbeck	117,500	168,688	—		286,188

(1)	The amounts shown do not reflect compensation actually received by the directors. Rather, amounts set forth in the Stock Awards column represent the aggregate grant date fair value of awards computed in accordance with FASB ASC Topic 718 for financial statement reporting purposes in fiscal year 2024 by the Company with respect to restricted stock units. A discussion of the assumptions used in this valuation with respect to awards made in fiscal year 2024 may be found in Note 10 to the Company’s financial statements contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024. As of December 31, 2024, Messrs. Ayat, Babcock, Dea, Kimble and Steinbeck and Ms. Norton and Ms. Robertson each held 9,289 unvested RSUs.

(2)	The Company has agreed to make up to $100,000 in charitable donations to organizations designated by Mr. McDonald in connection with his 2024 Board service. As of February 19, 2025, no donations have been designated and therefore no payments have been made by us.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information about our Class A Common Stock that may be issued under the LTIP as of December 31, 2024:

Plan Category	Number of defined securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted–average exercise price of outstanding options, warrants and rights (b)(2)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)(3)
	December 31, 2024(1)	December 31, 2024	December 31, 2024
Equity compensation plans approved by security holders	5,152,286	—	10,411,081
Equity compensation plans not approved by security holders	—	—	—
Total	5,152,286	—	10,411,081

(1)	This column reflects shares of our Class A Common Stock subject to RSU awards granted under the LTIP outstanding and unvested as of the December 31, 2024. The performance-based RSUs granted under the LTIP are reflected based on an achievement of maximum performance. No stock options or warrants have been granted under the LTIP.

(2)	No stock options have been granted under the LTIP, and the RSU awards reflected in column (a) are not reflected in this column as they do not have an exercise price.

(3)	This column reflects the total number of shares of Class A Common Stock remaining available for issuance under the LTIP.

Our only equity compensation plan is the LTIP. The LTIP was approved by our stockholders at the 2024 annual meeting. Please read Note 10 to the Company’s financial statements contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 for a description of our equity compensation plan. In addition, a detailed description of the terms of the LTIP is available in our Definitive Proxy Statement on Schedule 14A filed on March 7, 2024 under the discussion of Proposal 4 therein.

CEO PAY RATIO

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, we are providing the following information about the relationship of the annual total compensation of our employees and the annual total compensation of Christopher A. Wright, our former Chief Executive Officer (our “CEO”).

For 2024, our last completed fiscal year:

*	The total compensation of our median employee was $128,549 calculated using the same methodology used to determine pay for our CEO in the Summary Compensation Table included above; and

*	The total compensation of our CEO, as reported in the Summary Compensation Table included above, was $5,836,488.

*	Based on this information, for 2024 the ratio of the total compensation of our CEO to the median employee total compensation was reasonably estimated to be 45 to 1.

The pay ratio set forth above is a reasonable estimate calculated in a manner consistent with SEC rules based on our human resources systems of record and the methodology described below. Because the SEC rules for identifying the median employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices, the pay ratio reported by other companies may not be comparable to the pay ratio that we report above, as other companies may have different employment and compensation practices, different types of workforce, and operate in different countries, and may use different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios. To identity the median of the annual total compensation of all our employees, as well as to determine the annual total compensation of our median employee and our CEO, we took the following steps:

✓	We determined that, as of December 21, 2024, our employee population excluding our CEO consisted of approximately 5,700 individuals with all of these individuals located in the United States and Canada. This population consisted of our full-time, part-time and temporary employees who received Company benefits, as we do not have seasonal workers. We selected December 21, 2024 as our identification date for determining our median employee because it enabled us to make such identification in a reasonably efficient and economic manner, as this is the date of the last period worked during the year for which payment was made to employees in 2024.

✓	We used a consistently applied compensation measure to identify our median employee by comparing the amount of compensation as reported to the Internal Revenue Service on Form W-2 for 2024 for US employees and the amount of compensation as reported to the Canadian Revenue Agency on T4 Statement of Renumeration Paid for 2024 for Canadian employees.

✓	We identified our median employee by consistently applying this compensation measure to all of our employees included in our analysis. Since all of our employees, including our CEO, are located in the United States and Canada, we did not make any cost of living adjustments in identifying the median employee. Our median employee for 2024 was a fulltime, salaried employee working as an equipment operator with annual compensation of $112,897 set forth on such employee’s Form W-2 for 2024.

✓	After we identified our median employee, we combined all of the elements of such employee’s compensation for the 2024 year in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, resulting in annual total compensation of $128,549. The differences between such employee’s taxable compensation reported on Form W-2 for 2024 of $112,897 and the employee’s annual total compensation calculated pursuant to Regulation S-K include the following adjustments: (i) modification from bonuses paid during 2024 to bonuses earned during 2024, if needed, (ii) addition of contributions made by the employee and by the Company on the employee’s behalf to our 401(k) plan for 2024, if any, (iii) addition of the costs of tax deductible employee group health plan premiums and employee contributions to tax deductible flexible spending accounts, if any and (iv) subtraction of other taxable compensation including compensation for provided housing or transportation and that attributable to group term life, short-term and long-term disability benefits, if applicable.

✓	With respect to the annual total compensation of our CEO, we used the amount reported in the “Total” column of our 2024 Summary Compensation Table included in this Proxy Statement and incorporated by reference under Item 11 of Part III of our Annual Report on Form 10-K for the year ended December 31, 2024.

PAY VERSUS PERFORMANCE

Pay Versus Performance Table for 2024

	Summary Compensation	Compensation	Average Summary Compensation Table Total for	Average Summary Compensation Actually Paid to	Value of Initial Fixed $100 Investment Based On:		Net Income (Loss) (in
	Table Total for	Actually Paid to	Non-PEO NEOs	Non-PEO NEOs	Company	Peer Group	Thousands)	Adjusted
Year	PEO ($)(1)	PEO ($)(2)	($)(3)	($)(4)	TSR ($)	TSR ($)(5)	($)(6)	ROCE(7)
2024	5,836,488	10,045,829	2,411,705	3,805,434	188.06	101.68	316,010	19.5%
2023	5,628,100	9,819,996	2,328,163	3,919,083	169.06	115.11	556,317	42.9%
2022	5,747,485	12,201,790	2,367,374	4,567,954	147.11	112.94	399,602	34.0%
2021	4,611,372	3,946,524	2,028,596	1,738,700	88.85	69.94	(179,244)	-10.3%
2020	3,310,114	2,493,998	1,218,682	909,552	94.44	57.93	(115,583)	-13.9%

(1) The dollar amounts reported are the amounts of total compensation reported for Christopher A. Wright (our former Chairman and CEO) for each corresponding year in the “Total” column of the Summary Compensation Table provided above.

(2)	The dollar amounts reported represent the amount of “compensation actually paid” to Mr. Wright, as computed in accordance with Item 402(v) of SEC Regulation S-K. The dollar amounts reported do not reflect the actual amount of compensation earned by or paid to Mr. Wright during the applicable year. In accordance with the requirements of Item 402(v) of SEC Regulation S-K, the following adjustments were made to Mr. Wright’s total compensation for each year to determine the compensation actually paid to Mr. Wright:

Year	Reported Summary Compensation Table Total for PEO ($)	Deduct Fair Value of Equity Awards Reported in Summary Compensation Table ($)	Add Year-End Fair Value of Equity Awards Granted in Current Year ($)	Add (Deduct) Change in Fair Value at Year End of Unvested Equity Awards Granted in Prior Years ($)	Add (Deduct) Change in Fair Value of Equity Awards Vested in Current Year ($)	Compensation Actually Paid to PEO ($)
2024	5,836,488	(3,832,639)	4,401,339	2,715,100	925,541	10,045,829
2023	5,628,100	(3,590,569)	4,164,509	4,410,269	(792,313)	9,819,996
2022	5,747,485	(3,406,258)	4,405,023	3,612,975	1,842,565	12,201,790
2021	4,611,372	(3,801,972)	2,841,227	99,171	196,725	3,946,524
2020	3,310,114	(2,876,014)	3,082,298	(209,920)	(812,480)	2,493,998

(3) The dollar amounts reported represent the average of the amounts reported for our NEOs as a group (excluding Mr. Wright) in the “Total” column of the Summary Compensation Table provided above. The NEOs (excluding Mr. Wright) included for purposes of calculating the average amounts in each applicable year are Messrs. Stock, Gusek, Elliott and Gosney.

(4)	The dollar amounts reported represent the average amount of “compensation actually paid” to the NEOs as a group (excluding Mr. Wright), as computed in accordance with Item 402(v) of SEC Regulation S-K. The NEOs (excluding Mr. Wright) included for purposes of calculating the average amounts in each applicable year are Messrs. Stock, Gusek, Elliott and Gosney. The dollar amounts reported do not reflect the actual average amount of compensation earned by or paid to the NEOs as a group (excluding Mr. Wright) during the applicable year. In accordance with the requirements of Item 402(v) of SEC Regulation S-K, the following adjustments were made to average total compensation for the NEOs as a group (excluding Mr. Wright) for each year to determine the compensation actually paid:

Year	Reported Average Summary Compensation Table Total for Non-PEO NEOs ($)	Deduct Fair Value of Equity Awards Reported in Summary Compensation Table ($)	Add Year-End Fair Value of Equity Awards Granted in Current Year ($)	Add (Deduct) Change in Fair Value at Year End of Unvested Equity Awards Granted in Prior Years ($)	Add (Deduct) Change in Fair Value of Equity Awards Vested in Current Year ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)
2024	2,411,705	(1,297,394)	1,489,905	826,530	374,687	3,805,434
2023	2,328,163	(1,208,667)	1,401,868	1,667,331	(269,613)	3,919,083
2022	2,367,374	(1,146,682)	1,482,906	1,259,414	604,943	4,567,954
2021	2,028,596	(1,515,516)	1,132,550	22,787	70,282	1,738,700
2020	1,218,682	(957,726)	1,026,420	(68,658)	(309,165)	909,552

(5)	The peer group selected for each listed year consists of the OSX. We also use this peer group for purposes of the Stock Performance Graph set forth in “Item 5 - Market for Registrant’s Common Equity, Related Stockholder Matters and Issuer Purchases of Equity Securities” of our Annual Report on Form 10-K for the year ended December 31, 2024.

(6)	The dollar amounts reported represent the amount of net income (loss) (in thousands) attributable to Liberty Energy Inc. in our audited consolidated financial statements for the applicable year

(7)	For the year ended December 31, 2024, Adjusted ROCE is equal to the Company’s 2024 income before taxes and loss (gain) on remeasurement of liability under tax receivable agreements, divided by the simple average of capital (debt and equity) employed at the beginning and end of the year. For the years ended December 31, 2020 to 2023, Adjusted ROCE is equal to the Company’s income before taxes and loss (gain) on remeasurement of liability under tax receivable agreements, plus interest expense and stock-based compensation expense for the year, divided by the simple average of capital (debt and equity) employed at the beginning and end of each year presented. We rank our Adjusted ROCE against those of the ROCE Peer Group to determine Comparative ROCE, which is used as a metric to determine a portion of annual incentive compensation and the vesting of performance-based RSU awards. While we use numerous financial and non-financial performance measures for the purpose of evaluating performance for our compensation programs, we have determined that our Adjusted ROCE is the financial performance measure that, in our assessment, represents the most important performance measure (that is not otherwise required to be disclosed in this table) used by us to link compensation actually paid to our NEOs for the most recently completed fiscal year, to our performance.

Performance Measures

The most important financial performance measures that we use to link executive compensation actually paid to the NEOs for the most recently completed fiscal year to our performance are Adjusted Pre-tax EPS, Adjusted ROCE, and Comparative ROCE, which performance measures for the most recently completed fiscal year are defined in the footnotes to the table in “Compensation Discussion and Analysis – Elements of Compensation – Annual Incentive Award” above.

Analysis of Information in Pay Versus Performance Table

As described in more detail in “Compensation Discussion and Analysis” above, our executive compensation program includes variable components in the form of annual incentive compensation and long-term incentive awards. While we utilize several performance measures to align executive compensation with our performance, all of those measures are not presented in the “Pay Versus Performance Table for 2024.” Moreover, we generally seek to incentivize long-term performance and, therefore, do not specifically align our performance measures with compensation that is actually paid (as computed in accordance with SEC regulations) for a particular year. In accordance with SEC regulations, we are providing the following descriptions of the relationships between information presented in the “Pay Versus Performance Table for 2024.”

Compensation Actually Paid and Cumulative TSR

As demonstrated by the following graph, the amount of compensation actually paid to Mr. Wright and the average amount of compensation actually paid to our NEOs as a group (excluding Mr. Wright) is generally aligned with our cumulative TSR over the three years presented in the “Pay Versus Performance Table for 2024.” The alignment of compensation actually paid with our cumulative TSR over the period presented is because a significant portion of the compensation actually paid to our NEOs is comprised of equity awards.

Compensation Actually Paid and Cumulative TSR
$14,000,000
$12,000,000
$10,000,000
$8,000,000
$6,000,000
$4,000,000
$2,000,000
$-
Compensation Actually Paid
$200
$180
$160
$140
$120
$100
$80
$60
$40
$20
$-
Investment Value
$94.44
$88.85
$147.11
$169.06
$188.06
12/31/2020
12/31/2021
12/31/2022
12/31/2023
12/31/2024
Axis Title
PEO
Avg Other NEOs
Investment Value

For each of the three years presented in the “Pay Versus Performance Table for 2024,” our cumulative TSR exceeded that of peers contained in the OSX stock index. The following table details our cumulative TSR in comparison to the OSX cumulative TSR for each of the measurement periods (determined in accordance with SEC regulations).

Liberty (LBRT) vs OSX Total Shareholder Return
Value of Initial $100 Investment
$200.00
$180.00
$160.00
$140.00
$120.00
$100.00
$80.00
$60.00
$40.00
$20.00
$-
12/31/2019
12/31/2020
12/31/2021
12/31/2022
12/31/2023
12/31/2024
$100.00
$94.44
$88.85
$147.11
$169.06
$188.06
$57.92
$69.93
$112.94
$115.11
$101.68
Liberty TSR
OSX TSR

Compensation Actually Paid and Net Income (Loss)

As demonstrated by the following table, the amount of compensation actually paid to Mr. Wright and the average amount of compensation actually paid to other NEOs as a group (excluding Mr. Wright) is generally aligned with our net income (loss) over the three years presented in the “Pay Versus Performance Table for 2024.” While we do not use net income (loss) as a performance measure in the overall executive compensation program, the measure of net income (loss) is correlated with the measures of Pre-Tax EPS and ROCE, which we do use in setting goals for annual incentive compensation, and Comparative ROCE, which we use both in setting goals for annual incentive compensation and the vesting of performance-based RSU awards.

Compensation Actually Paid and Net Income (Loss)
$14,000,000
$12,000,000
$10,000,000
$8,000,000
$6,000,000
$4,000,000
$2,000,000
$-
Compensation Actually Paid
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$-
$(100,000)
$(200,000)
$(300,000)
Net Income (Loss) in 000's
12/31/2020
12/31/2021
12/31/2022
12/31/2023
12/31/2024
Axis Title
PEO
Avg Other NEOs
Net Income (Loss)

Compensation Actually Paid and Adjusted ROCE

As demonstrated by the following table, the amount of compensation actually paid to Mr. Wright and the average amount of compensation actually paid to our other NEOs as a group (excluding Mr. Wright) is generally aligned with our Adjusted ROCE over each of the three years presented in the “Pay Versus Performance Table for 2024.”

Compensation Actually Paid and ROCE
$14,000,000
$12,000,000
$10,000,000
$8,000,000
$6,000,000
$4,000,000
$2,000,000
$-
Compensation Actually Paid
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
-10.0%
-20.0%
Adjusted ROCE
12/31/2020
12/31/2021
12/31/2022
12/31/2023
12/31/2024
Axis Title
PEO
Avg Other NEOs
ROCE

PROPOSAL 2 — ADVISORY VOTE TO APPROVE THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS

Section 14A(a)(1) of the Exchange Act, which was added to the Exchange Act by Section 951 of the Dodd-Frank Act, affords the stockholders a vote to approve, on a non-binding, advisory basis, the compensation of our Named Executive Officers for the fiscal year ended December 31, 2024 (commonly known as a “say-on-pay vote”). This vote is not intended to address any specific item of compensation and is not a vote on our general compensation policies, compensation of the Board, or our compensation policies as they relate to risk management. Section 14A(a)(2) of the Exchange Act requires us to hold a say-on-pay vote at least once every three years, although the Company currently holds this vote annually.

As described more fully in the “Compensation Discussion & Analysis” section of this Proxy Statement and the accompanying tabular and narrative disclosures, the Company’s compensation policy is designed to attract and retain highly qualified executive officers. The Company’s compensation program seeks to align executive compensation with stockholder value on an annual and long-term basis through a combination of base pay, annual incentives, and certain long-term incentives. Please read the Compensation Discussion & Analysis section of this Proxy Statement for additional details on our executive compensation program.

The Board strongly endorses the Company’s executive compensation program and recommends that the stockholders approve on an advisory, non-binding basis, the following resolution:

RESOLVED, that the stockholders approve, on an advisory basis, the compensation of the Company’s Named Executive Officers as described in the proxy statement, including the Compensation Discussion & Analysis, and the compensation tables and related narrative disclosure contained therein.

Vote Required

Your votes with respect to the approval of Proposal 2 are advisory, which means the results of such votes are not binding on us, the Board and the committees of the Board. Although non-binding, the Board and its committees value the opinions of our stockholders and will review and consider the voting results when making future decisions regarding executive compensation. Because the advisory vote on executive compensation occurs well after the beginning of the compensation year and because the different elements of our executive compensation programs are designed to operate in an integrated manner and to complement one another, it may not be appropriate or feasible to change our executive compensation programs in consideration of one year’s advisory vote on executive compensation by the time of the following year’s annual meeting of stockholders.

The approval, on a non-binding basis, of the compensation of our Named Executive Officers requires the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter. If you submit a signed proxy card but do not give voting instructions as to how your shares of Common Stock should be voted, your shares will be voted in accordance with the recommendations of our Board stated in this Proxy Statement. Abstentions will have the same effect as a vote “AGAINST” Proposal 2, and broker non-votes will not have any effect on the outcome of Proposal 2.

THE BOARD RECOMMENDS VOTING “FOR” THE APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS.

PROPOSAL 3 — RATIFICATION OF APPOINTMENT OF THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed Deloitte as the Company’s independent registered public accounting firm to audit the financial statements of the Company for the fiscal year ending December 31, 2025. The audit of the Company’s consolidated financial statements for the fiscal year ended December 31, 2024 was completed by Deloitte on February 6, 2025. Deloitte has acted as the Company’s independent registered public accounting firm since 2016.

The Board is submitting the appointment of Deloitte for ratification at the Annual Meeting. The submission of this matter for approval by stockholders is not legally required, but the Board and the Audit Committee believe the submission provides an opportunity for stockholders through their vote to communicate with the Board and the Audit Committee about an important aspect of corporate governance. If the stockholders do not ratify the appointment of Deloitte, the Audit Committee will reconsider the appointment of that firm as the Company’s independent registered public accounting firm.

The Audit Committee has the sole authority and responsibility to retain, evaluate and replace the Company’s independent auditors, and stockholder ratification of this appointment does not limit the authority of the Audit Committee to change auditors at any time. Representatives of Deloitte are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

The following table summarizes the aggregate fees billed or expected to be billed by Deloitte for the fiscal years ended December 31, 2024 and 2023.

	2024	2023
Audit Fees(1)	$2,700,000	$2,650,000
Audit-Related Fees(2)	30,000	—
Tax Fees(3)	89,513	374,300
All Other Fees(4)	—	—
Total Fees	$2,819,513	$3,024,300

(1)	Deloitte’s audit fees related primarily to the integrated annual audit of the consolidated financial statements for the fiscal year as included in our Annual Report on Form 10-K, which integrated audit includes the audit of the effectiveness of internal controls over financial reporting, quarterly reviews, and consultations relating to the audit and quarterly reviews.

(2)	Deloitte’s audit-related fees were in connection with the Company’s Registration Statement on Form S-8 filed on May 17, 2024 and the auditor consent thereto.

(3)	Deloitte’s fees for tax services related primarily to professional services rendered by Deloitte for tax compliance, tax advice and tax planning.

(4)	Deloitte did not provide any other products and services so no other fees were incurred.

Before Deloitte is engaged to render audit or non-audit services, the Audit Committee must pre-approve the engagement. The charter of the Audit Committee and its pre-approval policy provides that pre-approval is not required if the engagement is entered into pursuant to pre-approval policies and procedures established by the Audit Committee. The Chairman of the Audit Committee has the authority to grant pre-approvals, provided such approvals are within the pre-approval policy and presented to the Audit Committee at a subsequent meeting. The Audit Committee pre-approved all of the fees described in the table set forth above. The duties of the Audit Committee are described in the charter of the Audit Committee that can be found on the Company’s website, www.libertyenergy.com, by first clicking “Investors” then “Corporate Governance” and proceeding to “Governance Documents.”

Vote Required

The affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter is required to approve Proposal 3. If you submit a signed proxy card but do not give voting instructions as to how your shares of Common Stock should be voted, your shares will be voted in accordance with the recommendations of our Board stated in this Proxy Statement. Abstentions will have the same effect as a vote “AGAINST” Proposal 3, and there will be no broker non-votes with respect to Proposal 3.

THE BOARD RECOMMENDS VOTING “FOR” THE RATIFICATION OF APPOINTMENT OF DELOITTE AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2025.

AUDIT COMMITTEE REPORT

The information contained in this Audit Committee Report shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act or the Exchange Act, except to the extent that the Company specifically incorporates such information by reference in such filing.

Primary Oversight Responsibilities

Our management is responsible for establishing a system of internal controls, assessing such controls and for preparing our consolidated financial statements in accordance with generally accepted accounting principles. The Audit Committee provides oversight of these management activities. Our independent registered public accounting firm is responsible for auditing our consolidated financial statements in accordance with standards of the United Stated Public Company Accounting Oversight Board (the “PCAOB”) and issuing its report based on its audit.

Under the Audit Committee’s charter, the purpose of the Audit Committee is to assist the Board in fulfilling its oversight responsibilities as to, among other duties: (i) the integrity of the Company’s financial statements; (ii) the Company’s compliance with legal and regulatory requirements; (iii) qualifications, independence and performance of the independent registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company; (iv) effectiveness and performance of the Company’s internal audit function; (v) the annual preparation of this report and publishing this report in the Company’s Proxy Statement for its annual meeting of stockholders or its Annual Report on Form 10-K; and (vi) performing such other functions as the Board may assign to the Audit Committee from time to time.

Oversight of Independent Auditors

In connection with the evaluation, appointment and retention of the independent registered public accounting firm, at least annually the Audit Committee reviews and evaluates the independence and quality control procedures of the independent registered public accounting firm and the experience and qualifications of its senior personnel providing audit services to the Company. In this evaluation, the Audit Committee may consider, among other factors, the following with respect to the independent registered public accounting firm: their historical and recent performance on our audit, the quality and candor of their communications with the both the Audit Committee and management, the depth of expertise of their audit team and the value provided by their national office, the appropriateness of their fees, how effectively they maintained their independence, their tenure as our independent auditors, their knowledge of our operations, accounting policies and practices, and internal control over financial reporting, and external data relating to audit quality and performance by them and their peer firms. Based on this overall evaluation, the Audit Committee retained Deloitte as our independent registered public accounting firm for 2024.

2024 Audited Financial Statements

In connection with the preparation of the audited consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2024:

•	The Audit Committee reviewed and discussed the audited financial statements and associated audit with the independent registered public accounting firm and management;

•	The Audit Committee discussed with the independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 1301 “Communications with Audit Committees” as adopted by the PCAOB. In general, these auditing standards require the independent registered public accounting firm to communicate to the Audit Committee certain matters that are incidental to the audit, such as any initiation of, or changes to, significant accounting policies, management judgments, accounting estimates and audit adjustments; disagreements with management; the independent registered public accounting firm’s judgment about the quality of our accounting principles; significant audit risks identified and any changes from planned audit strategy; the use of specialists on the audit team; and issues for which the independent registered public accounting firm have consulted outside the engagement team; and

•	The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communication with the Audit Committee concerning independence and has discussed the independent registered public accounting firm’s independence with the independent registered public accounting firm. The Audit Committee also considered whether the independent registered public accounting firm’s provision of non-audit services to us was compatible with maintaining their independence.

Based on the review and discussions noted above, the Audit Committee recommended to the Board that the audited consolidated financial statements of the Company for the year ended December 31, 2024 be included in our Annual Report on Form 10-K filed with the SEC.

Audit Committee of the Board of Directors: William F. Kimble (Chair) Simon Ayat Gale A. Norton Cary D. Steinbeck

PROPOSAL 4 — ADVISORY VOTE TO DETERMINE THE FREQUENCY OF FUTURE ADVISORY VOTES TO APPROVE THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS

As described in Proposal 2 above, Section 14A of the Exchange Act affords stockholders an advisory say-on-pay vote to approve the Company’s executive compensation program. As required by Section 14A of the Exchange Act, this Proposal 4 affords stockholders an advisory vote on the frequency of future say-on-pay votes. The advisory vote on the frequency of the say-on-pay vote is a non-binding vote as to how often future say-on-pay votes should occur: every year, every two years, or every three years. In addition, stockholders may abstain from voting on this Proposal 4; however, Section 14A of the Exchange Act requires the Company to hold the advisory vote on the frequency of the say-on-pay vote at least once every six years. The Company has held its advisory say-on-pay annually since inception.

In formulating its recommendation, the Board considered that say-on-pay held every year would best enable stockholders to timely express their views on the Company’s executive compensation program and enable the Board and the Compensation Committee to determine current stockholder sentiment. The Board believes that an annual vote is consistent with the Company’s efforts to engage in an ongoing dialogue with stockholders on executive compensation and corporate governance matters.

Although the frequency vote is non-binding, consistent with the Company’s responsiveness to stockholders, the Compensation Committee and the Board will review the results of the vote will take the stockholders’ views into account in determining the frequency of future advisory votes to approve the compensation of the named executive officers.

The stockholders are being asked to vote among the following frequency options:

●	Choice 1—every year;

●	Choice 2—every two years;

●	Choice 3—every three years; or

●	Choice 4—abstain from voting.

Vote Required

This advisory vote on the frequency of future say-on-pay votes is non-binding on the Company or the Board. However, the Board will consider the result of the vote when determining the frequency of future say-on-pay votes. The frequency to receive a plurality of the votes cast and entitled to vote on the matter (the frequency receiving the highest number of votes) will be the choice recommended by the stockholders. If you submit a signed proxy card but do not give voting instructions as to how your shares of Common Stock should be voted, your shares will be voted in accordance with the recommendations of our Board stated in this Proxy Statement. Abstentions and broker non-votes will not have any effect on the outcome of Proposal 4.

THE BOARD RECOMMENDS VOTING “1 YEAR” ON THE ADVISORY VOTE TO DETERMINE THE FREQUENCY OF FUTURE ADVISORY VOTES TO APPROVE THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS.

PROPOSAL 5 — APPROVAL OF AN AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO DECLASSIFY THE BOARD OF DIRECTORS

The Board, having determined that it is advisable and in the best interests of the Company and its stockholders, is submitting for stockholder approval a proposal to amend the Charter to remove the three separate classes of directors of the Board and replace them with one class of directors over a three-year phase-in period and to make certain additional changes related thereto (collectively, the “Declassification Amendment”). Declassifying the Board will allow the Company’s stockholders to vote on the election of the entire Board each year, rather than on a three-year staggered basis as with the current classified board structure. The following description is a summary only and is qualified in its entirety by reference to Annex A to this Proxy Statement.

Current Status

Under the Charter, the Board is currently separated into three classes. Absent the earlier death, disability, resignation, disqualification or removal of a director, each year the stockholders of the Company are asked to elect the directors comprising one of the classes for a three-year term. The term of the current Class III directors is set to expire at this Annual Meeting. The term of the current Class I directors is set to expire in 2026 and the term of the current Class II directors is set to expire in 2027. Directors may be removed only for cause upon the affirmative vote of the holders of at least 66 2/3% of the outstanding shares of stock of the Company entitled to vote generally for the election of directors.

Rationale for the Proposal

The Board believes that the classified board structure served the Company well following the Company’s initial public offering (the “IPO”) as a newly public company, in which our former private equity sponsor held a substantial stake, by promoting continuity and stability and encouraging a long-term perspective on the part of directors, and it would be beneficial in the event of a proxy contest. As part of our continuous evaluation of corporate governance practices and engagement with stockholders, the Board and the Nominating and Governance Committee of the Board regularly review our governing documents and consider possible changes. After careful consideration and having heard our stockholders’ preferences expressed through our engagement with them and given the Company’s continued growth following the IPO and the exit of its private equity sponsors, the Board has determined that it is in the best interests of the Company and its stockholders to declassify the Board over a three-year period, so that all directors stand for election annually from and after the 2028 annual meeting of stockholders. A declassified board will enable the Company’s stockholders to express a view on each director’s performance by means of an annual vote and will support the Company’s ongoing efforts to maintain “best practices” in corporate governance.

Effect of the Proposal

If the Declassification Amendment is approved by the Company’s stockholders and implemented by the Company, (i) the current Class III directors will be elected at the 2025 annual meeting of stockholders to serve for a three year term expiring at the 2028 annual meeting of the stockholders, (ii) the current Class I directors will be elected at the 2026 annual meeting of stockholders to serve for a term of one year, (iii) the current Class I and II directors will be elected at the 2027 annual meeting of stockholders to serve for a term of one year, and (iv) the current Class I, II and III directors will be elected at the 2028 annual meeting of stockholders to serve for a term of one year, at which time all directors will be elected to serve for one-year terms at all subsequent annual meetings of stockholders.

Under Section 141(k) of the DGCL, unless otherwise provided in a company’s certificate of incorporation, directors serving on a classified board may be removed by stockholders only for cause, while directors serving on a non-classified board may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors. As a result, approval of the Declassification Amendment will also result in an amendment to the Charter to allow for the removal of a director from the Board, with or without cause, by the holders of a majority in voting power of the then-outstanding shares then entitled to vote at an election of directors, from and after the 2026 annual meeting of stockholders for the current Class I directors, from and after the 2027 annual meeting of stockholders for the current Class I and II directors and from and after the 2028 annual meeting of stockholders for all directors.

The Declassification Amendment would become effective upon the filing of a certificate of amendment to the Charter with the Secretary of State of the State of Delaware reflecting the changes in Annex A to this Proxy Statement, which we expect would be filed by the Company promptly following the Annual Meeting if our stockholders approve the Declassification Amendment. If the Declassification Amendment is not approved, the corresponding amendments in Article Fifth of Annex A to this Proxy Statement will not be implemented. The description of the Declassification Amendment is qualified in its entirety by reference to the text of the proposed revisions, which are set forth in Annex A to this Proxy Statement. Additions are indicated by underlining, and deletions are indicated by strikeouts. The adoption of the Declassification Amendment is not contingent on the approval of any other proposal described in this Proxy Statement. The Board reserves the right to elect to abandon the Declassification Amendment prior to its implementation, if it determines, in its sole discretion, that the Declassification Amendment is no longer in the best interests of the Company and its stockholders.

Vote Required

The approval of Proposal 5 requires the affirmative vote of the holders of at least 66 2/3% in voting power of the outstanding shares of Common Stock entitled to vote thereon, voting together as a single class. If you submit a signed proxy card but do not give voting instructions as to how your shares of Common Stock should be voted, your shares will be voted in accordance with the recommendations of our Board stated in this Proxy Statement. Abstentions and broker non-votes will have the same effect as a vote “AGAINST” Proposal 5.

THE BOARD RECOMMENDS VOTING “FOR” APPROVAL OF AN AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO DECLASSIFY THE BOARD OF DIRECTORS.

PROPOSAL 6 — APPROVAL OF AN AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO REMOVE THE 66 2/3% SUPERMAJORITY VOTE REQUIREMENTS TO AMEND, ALTER, OR REPEAL THE COMPANY’S CERTIFICATE OF INCORPORATION AND BYLAWS AND TO REMOVE DIRECTORS FROM OFFICE

The Board, having determined that it is advisable and in the best interests of the Company and its stockholders, is submitting for stockholder approval a proposal to amend the Charter to (a) change the required vote of stockholders to amend, alter or repeal any provision of the Company’s Bylaws from not less than 66 2/3% in voting power of the then-outstanding shares of stock entitled to vote thereon to a majority in voting power of the then-outstanding shares of stock entitled to vote thereon, (b) change the required vote of stockholders to amend, alter or repeal any provisions of the Charter, from at least 66 2/3% in voting power of the then-outstanding shares of stock entitled to vote thereon to the affirmative vote of a majority in voting power of the outstanding shares of stock of the Company entitled to vote thereon and (c) change the required vote of stockholders to remove directors from office from at least 66 2/3% in voting power of the then-outstanding shares of stock entitled to vote thereon to the affirmative vote of at least a majority of the outstanding shares of Common Stock entitled to vote at an election of directors; each to take effect following stockholder approval of the changes described to the Charter in Annex A (the “Majority Vote Amendment”).

Current Status

Under the Charter, an amendment, alteration or repeal of any provision of the Company’s Bylaws or the Charter by the stockholders requires the approval of holders of not less than 66 2/3% in voting power of the then-outstanding shares of stock of the Company entitled to vote thereon, voting together as a single class. Additionally, removal of any director from office by stockholders requires the affirmative vote of the holders of at least 66 2/3% of the outstanding shares of Common Stock entitled to vote at an election of directors.

Rationale for the Proposal

The Board believes that the supermajority voting requirements served the Company well following the IPO as a newly public company, in which our former private equity sponsor held a substantial stake, by promoting continuity and stability. As part of our continuous evaluation of corporate governance practices, the Board and the Nominating and Governance Committee of the Board regularly review our governing documents and consider possible changes. While the Board believes that the corporate governance stability benefits exist, it recognizes that many investors and other stakeholders believe that supermajority voting provisions may limit a board’s responsiveness and accountability to stockholders and restrict stockholder participation in certain corporate governance matters. After careful consideration, the Board has determined that it is in the best interests of the Company and its stockholders to amend the Charter to remove the supermajority voting requirements described above. The majority voting requirements will enable the Company’s stockholders to more easily approve amendments to the Charter and will support the Company’s ongoing efforts to maintain “best practices” in corporate governance.

Effect of the Proposal

If the Majority Vote Amendment is approved by the Company’s stockholders and implemented by the Company, (i) the affirmative vote of at least a majority in voting power of the then-outstanding shares of stock of the Company entitled to vote thereon will be required to amend, alter or repeal any provision of the Charter or the Bylaws and (ii) the affirmative vote of at least a majority of the outstanding shares of Common Stock entitled to vote at an election of directors will be required to remove a director from office. Following stockholder approval of the Majority Vote Amendment, the Board will make conforming amendments to the Bylaws to reduce the stockholder voting threshold to amend, alter, or repeal the Bylaws from the holders of not less than 66 2/3% of the then-outstanding shares of stock entitled to vote thereon to the affirmative vote of the holders of a majority in voting power of the then-outstanding shares of stock entitled to vote thereon.

The Majority Vote Amendment would become effective upon the filing of a certificate of amendment to the Charter with the Secretary of State of the State of Delaware reflecting the changes in Annex A to this Proxy Statement, which we expect would be filed by the Company promptly following the Annual Meeting if our stockholders approve the Majority Vote Amendment. If the Majority Vote Amendment is not approved, the corresponding amendments in Articles Fifth, Eighth, Twelfth, and Thirteenth of Annex A to this Proxy Statement will not be implemented. The description of the Majority Vote Amendment is qualified in its entirety by reference to the text of the proposed revisions, which are set forth in Annex A to this Proxy Statement. Additions are indicated by underlining, and deletions are indicated by strikeouts. The adoption of the Majority Vote Amendment is not contingent on the approval of any other proposal described in this Proxy Statement. The Board reserves the right to elect to abandon the Majority Vote Amendment prior to its implementation, if it determines, in its sole discretion, that the Majority Vote Amendment is no longer in the best interests of the Company and its stockholders.

Vote Required

The approval of Proposal 6 requires the affirmative vote of the holders of at least 66 2/3% in voting power of the outstanding shares of Common Stock entitled to vote thereon, voting together as a single class. If you submit a signed proxy card but do not give voting instructions as to how your shares of Common Stock should be voted, your shares will be voted in accordance with the recommendations of our Board stated in this Proxy Statement. Abstentions and broker non-votes will have the same effect as a vote “AGAINST” Proposal 6.

THE BOARD RECOMMENDS VOTING “FOR” APPROVAL OF AN AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO REMOVE THE 66 2/3% SUPERMAJORITY VOTE REQUIREMENTS TO AMEND, ALTER, OR REPEAL THE COMPANY’S CERTIFICATE OF INCORPORATION AND BYLAWS AND TO REMOVE DIRECTORS FROM OFFICE.

PROPOSAL 7 — APPROVAL OF AN AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO LIMIT THE LIABILITY OF CERTAIN OFFICERS

The Board, having determined that it is advisable and in the best interests of the Company and its stockholders, is submitting for stockholder approval a proposal to amend our Charter to implement the DGCL provisions permitting exculpation of officers (the “Officer Exculpation Amendment”).

Current Status

The Charter currently provides for exculpation of directors, as permitted by the DGCL, but does not include a provision that allows for the exculpation of officers. The DGCL permits Delaware corporations to limit the personal liability of directors for monetary damages associated with breaches of the duty of care in limited circumstances, and our Charter currently includes those limitations. Effective August 1, 2022, the DGCL was amended to permit Delaware corporations to amend their certificates of incorporation, subject to stockholder approval, to limit the personal liability of certain officers for monetary damages associated with breaches of the fiduciary duty of care (but not the fiduciary duty of loyalty) in limited circumstances.

The Officer Exculpation Amendment would permit exculpation of officers only for direct claims for breaches of the duty of care, as opposed to derivative claims made by stockholders on behalf of the Company, and, like the director exculpation provision, would not exculpate officers from liability for breach of the duty of loyalty, acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, or any transaction in which the officer derived an improper personal benefit. Similar to what is provided for director exculpation, the Officer Exculpation Amendment provides that if the DGCL is further amended to eliminate or limit the personal liability of officers, the liability of officers will be limited to the fullest extent permitted by law, as so amended.

Rationale for the Proposal

The Board believes the Officer Exculpation Amendment is advisable and in the best interests of the Company and its stockholders because it achieves a balance between stockholder interest in officer accountability, attracting and retaining quality officers, and reducing litigation and insurance costs associated with lawsuits. In the absence of such exculpation protection, individuals might be deterred from serving as officers due to exposure to personal liability and the risk of incurring substantial expense in defending lawsuits, regardless of merit. Aligning the protections available to our officers with those available to our directors to the extent such protections are available under the DGCL would empower officers to exercise their business judgment in furtherance of stockholder interests without the potential for distraction posed by the risk of personal liability. In determining that the Officer Exculpation Amendment is in the best interests of the Company and its stockholders, the Board considered the narrow class and type of claims for which officers would be exculpated and the benefits the Board believes would accrue to the Company and its stockholders as described above.

Effect of the Proposal

The Officer Exculpation Amendment would become effective upon the filing of a certificate of amendment to the Charter with the Secretary of State of the State of Delaware reflecting the changes in Annex A to this Proxy Statement, which we expect would be filed by the Company promptly following the Annual Meeting if our stockholders approve the Officer Exculpation Amendment. If the Officer Exculpation Amendment is not approved, the corresponding amendments in Article Ninth of Annex A to this Proxy Statement will not be implemented. The description of the Officer Exculpation Amendment is qualified in its entirety by reference to the text of the proposed revisions, which are set forth in Annex A to this Proxy Statement. Additions are indicated by underlining, and deletions are indicated by strikeouts. The adoption of the Officer Exculpation Amendment is not contingent on the approval of any other proposal described in this Proxy Statement. The Board reserves the right to elect to abandon the Officer Exculpation Amendment prior to its implementation, if it determines, in its sole discretion, that the Officer Exculpation Amendment is no longer in the best interests of the Company and its stockholders.

Vote Required

The approval of Proposal 7 requires the affirmative vote of the holders of at least 66 2/3% in voting power of the outstanding shares of Common Stock entitled to vote thereon, voting together as a single class. If you submit a signed proxy card but do not give voting instructions as to how your shares of Common Stock should be voted, your shares will be voted in accordance with the recommendations of our Board stated in this Proxy Statement. Abstentions and broker non-votes will have the same effect as a vote “AGAINST” Proposal 7.

THE BOARD RECOMMENDS VOTING “FOR” APPROVAL OF AN AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO LIMIT THE LIABILITY OF CERTAIN OFFICERS.

PROPOSAL 8 — APPROVAL OF AN AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO DELETE THE WAIVER OF SECTION 203 OF THE DELAWARE GENERAL CORPORATION LAW

The Board, having determined that it is advisable and in the best interests of the Company and its stockholders, is submitting for stockholder approval a proposal to amend our Charter to delete the Company’s waiver of Section 203 of the DGCL (“Section 203”) and expressly provide that the Company elects to be governed by Section 203 (the “Section 203 Amendment”). As a result, the Company would become subject to Section 203, which generally prohibits a Delaware corporation from engaging in a “business combination” with any “interested stockholder” for a period of three years following the date that the stockholder became an interested stockholder except in certain circumstances. The following description is a summary only and is qualified in its entirety by reference to Annex A to this Proxy Statement, which incorporates the amendment to expressly provide that the Company elects to be governed by Section 203 and marks those changes specifically.

Current Status

Under the Charter, the Company expressly elects not to be governed by Section 203. Section 203 generally prohibits a Delaware corporation from engaging in any “business combination” with any “interested stockholder” for a period of three years following the date that the stockholder became an interested stockholder, unless

●	prior to such time, either the business combination or the transaction in which the stockholder became an interested stockholder was approved by the board of directors;

●	upon consummation of the transaction that resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced; or

●	at or after such time the business combination is approved by the board of directors and authorized at a meeting of stockholders by the affirmative vote of at least two-thirds of the outstanding voting stock that is not owned by the interested stockholder.

A “business combination” generally includes: (i) mergers between the corporation and an interested stockholder (or certain of their affiliates); (ii) sales or dispositions to an interested stockholder of assets worth 10% or more of the total asset value of the corporation (measured by consolidated asset value or aggregate stock value); (iii) certain issuances or transfers of stock to an interested stockholder; (iv) certain transactions involving the corporation that would increase the proportionate ownership of the interested stockholder; and (v) a receipt by the interested stockholder (except proportionately as a stockholder) of any loans, advances, guarantees, pledges or other financial benefits provided by the corporation.

An “interested stockholder” is generally defined as a person or group that beneficially owns 15% or more of the corporation's outstanding common stock. A “business combination” includes a merger, consolidation, sale of assets or other transaction resulting in a financial benefit to the stockholder.

Rationale for the Proposal

The Board believes that the waiver of Section 203 was appropriate for the Company following the IPO as a newly public company in which our former private equity sponsor held a substantial stake. As part of our continuous evaluation of corporate governance practices, the Board and the Nominating and Governance Committee of the Board regularly review our governing documents and consider possible changes. The Board has carefully considered the potential adverse effects and the benefits of being subject to the provisions of Section 203 described above and has concluded that any adverse effects of Section 203 are substantially outweighed by the increased protection which the statute will afford our stockholders.

If the Company becomes subject to Section 203 it may have an anti-takeover effect with respect to transactions not approved in advance by the Board. Becoming subject to Section 203 may also discourage takeover attempts that could result in a premium over the market price for the shares of our common stock held by stockholders.

The Board believes that it is in the best interest of the Company and its stockholders for Section 203 to apply to the Company because it will encourage any potential acquirer to negotiate with our Board and will reduce the likelihood of a hostile takeover that does not provide adequate value to the Company’s stockholders. The Board believes that a non-negotiated takeover bid may be unfair, coercive or disadvantageous to the Company and its stockholders because such a bid may: (i) be timed to take advantage of temporarily depressed stock prices; (ii) be designed to foreclose or minimize the possibility of more favorable competing bids; or (iii) involve the acquisition of only a controlling interest in our Company’s stock or a two-tiered bid, without affording all stockholders the opportunity to receive the same economic benefits.

The application of Section 203 to the Company will confer upon the Board the power to reject a proposed business combination in certain circumstances, even though a potential acquirer may be offering a premium for our capital stock or assets over the then-current market price. In a transaction in which an acquirer must negotiate with the Board, the Board can negotiate for the terms and structure that the Board believes are in the best interests of the Company and its stockholders and can reject any proposal that the Board believes is inadequate or unfairly timed. Becoming subject to Section 203 may also discourage potential acquirers that are unwilling to negotiate with the Board. Section 203 should not interfere with any merger or business combination approved by the Board. A substantial number of public companies are governed by Section 203, and the Board believes that such election is consistent with good principles of corporate governance and is appropriate for public companies incorporated in Delaware that do not have a substantial stockholder.

The Section 203 Amendment is not prompted by any specific contemplated or anticipated stockholder action of which the Board is aware. Additionally, the Second 203 Amendment is not part of a plan to adopt a series of anti-takeover amendments, and the Board and management have no current plan or intention to propose other measures in future proxy solicitations that could have an anti-takeover effect.

Effect of Proposal

If the Section 203 Amendment is approved, “business combinations” with “interested stockholders” will be conditioned upon satisfaction of the provisions of Section 203. Under certain circumstances, Section 203 will have an anti-takeover effect with respect to transactions not approved in advance by the Board by making it more difficult for a person who would be an “interested stockholder” to effect various business combinations with us for a three-year period. As a result, this may encourage companies interested in acquiring us to negotiate in advance with the Board because the stockholder approval requirement would be avoided if the Board approves either the business combination or the transaction which results in the stockholder becoming an interested stockholder. Section 203 also may have the effect of preventing changes in our Board and may make it more difficult to accomplish transactions which stockholders may otherwise deem to be in their best interests.

The Section 203 Amendment would become effective upon the filing of a certificate of amendment to the Charter with the Secretary of State of the State of Delaware reflecting the changes in Annex A to this Proxy Statement, which we expect would be filed by the Company promptly following the Annual Meeting if our stockholders approve the Section 203 Amendment. If the Section 203 Amendment is not approved, the corresponding amendments in Article Eleventh of Annex A to this Proxy Statement will not be implemented. The description of the Section 203 Amendment is qualified in its entirety by reference to the text of the proposed revisions, which are set forth in Annex A to this Proxy Statement. Additions are indicated by underlining, and deletions are indicated by strikeouts. The adoption of the Section 203 Amendment is not contingent on the approval of any other proposal described in this Proxy Statement. The Board reserves the right to elect to abandon the Section 203 Amendment prior to its implementation, if it determines, in its sole discretion, that the Section 203 Amendment is no longer in the best interests of the Company and its stockholders.

Vote Required

The approval of Proposal 8 requires the affirmative vote of the holders of at least 66 2/3% in voting power of the outstanding shares of Common Stock entitled to vote thereon, voting together as a single class. If you submit a signed proxy card but do not give voting instructions as to how your shares of Common Stock should be voted, your shares will be voted in accordance with the recommendations of our Board stated in this Proxy Statement. Abstentions and broker non-votes will have the same effect as a vote “AGAINST” Proposal 8.

THE BOARD RECOMMENDS VOTING “FOR” APPROVAL OF AN AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO DELETE THE WAIVER OF SECTION 203 OF THE DELAWARE GENERAL CORPORATION LAW.

PROPOSAL 9 — APPROVAL OF MISCELLANEOUS AMENDMENTS TO CLARIFY AND UPDATE THE COMPANY’S CERTIFICATE OF INCORPORATION

The Board, having determined that it is advisable and in the best interests of the Company and its stockholders, is submitting for stockholder approval a proposal to amend the Charter to clarify and modernize it by removing outdated terms relating to our former private equity sponsor that has since exited control and ownership of the Company and certain other immaterial changes (the “Miscellaneous Amendments”).

Current Status

The Charter currently includes, among other things, references to “Principal Stockholders,” “Trigger Date,” “LLC Agreement,” “Stockholders Agreement,” and the various provisions related thereto and as well as provisions that are now inapplicable following the “Trigger Date.”

Rationale for Proposal

As part of our continuous evaluation of corporate governance practices, the Board and the Nominating and Governance Committee of the Board regularly review our governing documents and consider possible changes. Given that our former private equity sponsor is no longer a significant stockholder and is no longer involved with the management of the Company, the Board believes eliminating these provisions will avoid potential confusion relating to provisions that are obsolete and no longer applicable. As a result, the Company is seeking stockholder approval of the Miscellaneous Amendments.

Effect of the Proposal

The Miscellaneous Amendments would become effective upon the filing of a certificate of amendment to the Charter with the Secretary of State of the State of Delaware reflecting the changes in Annex A to this Proxy Statement, which we expect would be filed by the Company promptly following the Annual Meeting if our stockholders approve the Miscellaneous Amendments. If the Miscellaneous Amendments are not approved, the corresponding amendments in Annex A to this Proxy Statement will not be implemented. The description of the Miscellaneous Amendments is qualified in its entirety by reference to the text of the proposed revisions, which are set forth in Annex A to this Proxy Statement. Additions are indicated by underlining, and deletions are indicated by strikeouts. The adoption of the Miscellaneous Amendments are not contingent on the approval of any other proposal described in this Proxy Statement. The Board reserves the right to elect to abandon the Miscellaneous Amendments prior to implementation, if it determines, in its sole discretion, that the Miscellaneous Amendments are no longer in the best interests of the Company and its stockholders.

Vote Required

The approval of Proposal 9 requires the affirmative vote of the holders of at least 66 2/3% in voting power of the outstanding shares of Common Stock entitled to vote thereon, voting together as a single class. If you submit a signed proxy card but do not give voting instructions as to how your shares of Common Stock should be voted, your shares will be voted in accordance with the recommendations of our Board stated in this Proxy Statement. Abstentions and broker non-votes will have the same effect as a vote “AGAINST” Proposal 9.

THE BOARD RECOMMENDS VOTING “FOR” APPROVAL OF MISCELLANEOUS AMENDMENTS TO CLARIFY AND UPDATE THE COMPANY’S CERTIFICATE OF INCORPORATION.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the beneficial ownership of our common stock as of February 19, 2025 based on [162,336,099] shares of our Class A Common Stock outstanding on such date:

*	each person known to us to beneficially own more than 5% of any class of our outstanding voting securities;

*	each member of our Board and each nominee to our Board;

*	each of our Named Executive Officers; and

*	all of our current directors and executive officers as a group.

Except as otherwise indicated, the persons listed below have sole voting and investment power with respect to all shares of our Common Stock beneficially owned by them, except to the extent this power may be shared with a spouse. All information with respect to beneficial ownership has been furnished by the 5% or more stockholders, directors, director nominees, or Named Executive Officers, as the case may be. Unless otherwise noted, the mailing address of each listed beneficial owner is 950 17th Street, Suite 2400, Denver, Colorado 80202.

	Class A Common Stock
	Number	%
5% Stockholders
Blackrock, Inc.(1)	27,461,174	16.9%
The Vanguard Group(2)	19,224,315	11.8%
FMR LLC(3)	15,203,654	9.4%
Dimensional Fund Advisors LP(4)	9,443,949	5.8%
Directors, Director Nominees, and Named Executive Officers:
Christopher Wright(5)	2,678,080	1.6%
Ron Gusek(6)	1,243,979	*
Michael Stock(6)	748,326	*
R. Sean Elliott(6)	267,854	*
Ryan T. Gosney(6)	171,570	*
Simon Ayat	35,011	*
Ken Babcock	59,289	*
Peter A. Dea	69,602	*
William F. Kimble	69,963	*
James R. McDonald	—	—
Arjun Murti	—	—
Gale A. Norton	66,241	*
Audrey Robertson(7)	40,804	*
Cary D. Steinbeck(8)	358,703	*
Current Directors and Executive Officers as a group (13 persons)(9)	3,131,342	1.9%

(1)	This information is based solely on a Schedule 13G/A filed with the SEC on November 12, 2024 by Blackrock, Inc., in which it reported that Blackrock, Inc. has sole voting power as to 26,686,744 shares of Class A Common Stock and sole dispositive power as to 27,461,174 shares of Class A Common Stock. The principal business address of Blackrock, Inc. is 50 Hudson Yards, New York, NY 10001.

(2)	This information is based solely on a Schedule 13G/A filed with the SEC on February 13, 2024 by The Vanguard Group, in which it reported that The Vanguard Group has shared voting power as to 172,985 shares of Class A Common Stock, sole dispositive power as to 18,903,189 shares of Class A Common Stock and shared dispositive power as to 321,126 shares of Class A Common Stock. The principal business address of The Vanguard Group is 100 Vanguard Blvd., Malvern, PA 19355.

(3)	This information is based solely on a Schedule 13G/A filed with the SEC on February 12, 2025, by FMR LLC and Abigail P. Johnson, in which it reported that FMR LLC has sole voting power as to 15,187,813 shares of Class A Common Stock and sole dispositive power as to 15,203,654 shares of Class A Common Stock and Ms. Johnson has no voting power, and sole dispositive power as to 15,203,654 shares of Class A Common Stock. The principal business address of FMR LLC is 245 Summer Street, Boston, MA 02210.

(4)	This information is based solely on a Schedule 13G filed with the SEC on February 9, 2024 by Dimensional Fund Advisors LP, in which it reported that Dimensional Fund Advisors LP has sole voting power as to 9,278,827 shares of Class A Common Stock, sole dispositive power as to 9,443,949 shares of Class A Common Stock. The principal business address of Dimensional Fund Advisors LP is 6300 Bee Cave Road, Building One, Austin, TX 78746.

(5)	Includes Mr. Wright in his capacity as a Named Executive Officer of the Company. Mr. Wright’s ownership information is as of February 3, 2025, which is the date that he ceased to be a Section 16 reporting person of the Company.

(6)	Shares of Class A Common Stock held by Messrs. Gusek, Stock, Elliott and Gosney include (a) 54,243; 54,243; 45,002; and 28,325 shares of stock, respectively, that will be received upon the vesting of time-based RSUs and (b) 123,340; 123,340; 50,408; and 31,310 shares of stock, respectively, that will be received upon the vesting of performance-based RSUs within 60 days of February 19, 2025.

(7)	Includes 200 shares held in custodial accounts on behalf of minor children of Ms. Robertson and 5 shares held in a Roth IRA.

(8)	Includes 329,350 shares of Class A Common Stock held by the Steinbeck Family Trust and 9,805 shares of Class A Common Stock held by the Cary Dustin Steinbeck & Melissa Maucione Crimson Steinbeck Trust. Mr. Steinbeck has voting and dispositive power over these shares.

(9)	Excludes Mr. Wright, who was neither a director nor an executive officer of the Company as of the date of this table.

*       Less than 1.0%.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Policies and Procedures for Review of Related Party Transactions

A “Related Party Transaction” is a transaction, arrangement or relationship in which the Company or any of its subsidiaries was, is or will be a participant, the amount of which involved exceeds $120,000, and in which any related person had, has or will have a direct or indirect material interest. A “Related Person” is:

♦	any person who is, or at any time during the applicable period was, one of our executive officers or one of our directors;

♦	any person who is known by us to be the beneficial owner of more than 5% of our Class A Common Stock;

♦	any immediate family member of any of the foregoing persons, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law of a director, executive officer or a beneficial owner of more than 5% of our Class A Common Stock, and any person (other than a tenant or employee) sharing the household of such director, executive officer or beneficial owner of more than 5% of our Class A Common Stock; and

♦	any firm, corporation or other entity in which any of the foregoing persons is a partner or principal or in a similar position or in which such person has a 10.0% or greater beneficial ownership interest.

Our Board has adopted a written related party transactions policy. Pursuant to this policy, our Audit Committee reviews all material facts of all Related Party Transactions and either approves or disapproves entry into the Related Party Transaction, subject to certain limited exceptions. The determination of the Audit Committee is documented in the Audit Committee’s minutes. In determining whether to approve or disapprove entry into a Related Party Transaction, our Audit Committee considers, among other factors, the following: (i) whether the Related Party Transaction is on terms no less favorable than terms generally available to an unaffiliated third- party under the same or similar circumstances and (ii) the extent of the Related Person’s interest in the transaction. Furthermore, the policy requires that all Related Party Transactions required to be disclosed in our filings with the SEC be so disclosed in accordance with applicable laws, rules and regulations.

Related Party Transactions

The following is a description of transactions entered into, or in effect, after January 1, 2024 to which we have been a party, in which the amount involved in the transaction exceeds $120,000, and in which any of our directors, executive officers or beneficial owners of more than 5% of our voting securities, or affiliates or immediate family members of any of our directors, executive officers or beneficial owners of more than 5% of our voting securities, had or will have a direct or indirect material interest. We believe the terms obtained or consideration that we paid or received, as applicable, in connection with the transactions described below were comparable to terms available or the amounts that would be paid or received, as applicable, from unrelated third parties.

Transactions with Liberty Resources

Liberty Resources LLC (“Liberty Resources”) is an oil and gas exploration and production company of which Mr. Wright, our former Chairman of the Board and Chief Executive Officer, was the Executive Chairman and an equity owner. Mr. Wright previously served as the Chief Executive Officer at Liberty Resources from its formation in September 2010 until March 2017. Liberty Resources entered into a master service agreement with Liberty Oilfield Services LLC (n/k/a Liberty Energy Services LLC), a subsidiary of the Company (“Liberty Services”), whereby Liberty Services provides hydraulic fracturing service to Liberty Resources at market service rates. For the year ended December 31, 2024, the amounts related to the provision of hydraulic fracturing services to Liberty Resources under the master services agreement were $11.1 million.

In December 2022, the Company entered into a letter agreement with Liberty Resources to extend the payment terms for certain accounts receivable until April 1, 2024, and, in August 2023, the parties revised such letter agreement to make various modifications including further extending payment terms until January 1, 2025, subject to timely payment of monthly interest charges ranging from 15-20%. As of December 31, 2024, the receivables subject to this letter agreement had been repaid in the entirety.

In March 2024, Liberty Resources ceased to be a Related Person following its acquisition by third party.

Transactions with Franklin Mountain

Franklin Mountain Energy LLC (“Franklin Mountain”) is an oil and gas exploration and production company of which Ms. Robertson, a member of our Board, serves as the Chief Financial Officer. Franklin Mountain entered into a master service agreement with Liberty Services, whereby Liberty Services provides hydraulic fracturing service to Franklin Mountain at market service rates. For the year ended December 31, 2024, the amounts related to the provision of hydraulic fracturing services to Franklin Mountain under the master services agreement was $120.3 million.

Transactions with Tim Babcock

Tim Babcock is currently employed by the Company as a director of operations. Tim Babcock is the son of Ken Babcock, a member of our Board. For the year ended December 31, 2024, Tim Babcock was paid gross compensation of $221,750 for his services as an employee.

Transactions with the Bettering Human Lives Foundation

In December 2023, the Company established the Bettering Human Lives Foundation (the “Foundation”), a nonprofit organization dedicated to promoting clean cooking solutions and improving the well-being of communities worldwide. Mr. Wright, the Company’s former CEO also formerly served as Chairman of the Foundation, and his sister-in-law, Anne Hyre, currently serves as the Foundation’s executive director. Ms. Hyre is employed by the Company and seconded to the Foundation. We expect that Ms. Hyre will receive total compensation of approximately $250,000 from the Company for the year ended December 31, 2024. In addition, the Company and the Foundation are parties to a Support Services Agreement (the “Support Services Agreement”) whereby the Company provides certain administrative and operational support services to the Foundation. During the year ended December 31, 2024, the Company made charitable contributions of $0.9 million to the Foundation and received $0.5 million in other service revenue from the Foundation under the Support Services Agreement.

Transactions with Veriten LLC

Mr. Murti joined our Board in January 2025. He is a partner at Veriten LLC, a private research, investment and strategy firm, that the Company retained for consulting services in 2024 for approximately $250,000 and has retained again in 2025 for approximately $250,000.

Indemnification for Officers and Directors

Our Charter and Bylaws provide indemnification rights to our directors and officers and permit us to purchase insurance on behalf of any officer, director, employee or other agent for any liability arising out of that person’s actions as our officer, director, employee or agent, regardless of whether Delaware law would mandate indemnification. Additionally, we have entered into separate indemnity agreements with our directors and certain officers to provide additional indemnification benefits, including the right to receive, in advance, reimbursements for expenses incurred in connection with a defense for which the director or officer is entitled to indemnification. We believe that the limitation of liability provisions in our Charter, Bylaws and the indemnity agreements will facilitate our ability to continue to attract and retain qualified individuals to serve as directors and officers.

Conflicts of Interest

The related party transactions described herein may cause certain conflicts of interests, including that:

♦	we may enter into contracts between us, on the one hand, and related parties, on the other, that are not as a result of arm’s- length transactions;

♦	our executive officers and directors that hold positions of responsibility with related parties may be aware of certain business opportunities that are appropriate for presentation to us as well as to such other related parties and may present such business opportunities to such other parties; and

♦	our executive officers and directors that hold positions of responsibility with related parties may have significant duties with, and spend significant time serving, other entities and may have conflicts of interest in allocating time.

HOUSEHOLDING

The SEC permits companies and intermediaries (such as brokers and banks) to satisfy delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report to those stockholders. This process, which is commonly referred to as “householding,” is intended to reduce the volume of duplicate information stockholders receive and reduce expenses for companies. Both the Company and some of our intermediaries may be householding our proxy materials and Annual Report on Form 10-K. Once you have received notice from your broker or another intermediary that they will be householding materials sent to your address, householding will continue until you are notified otherwise or until you revoke your consent. Should you wish to receive separate copies of our Annual Report on Form 10-K and proxy statement in the future, we will promptly deliver a separate copy of each of these documents to you if you send a written or oral request to us at our address or phone number appearing on the cover of this Proxy Statement, to the attention of the Corporate Secretary. If you hold your shares through an intermediary that is householding and you want to receive separate copies of our Annual Report on Form 10-K and proxy statement in the future, you should contact your bank, broker or other nominee record holder.

STOCKHOLDER PROPOSALS

Pursuant to Rule l4a-8 under the Exchange Act, in order for a stockholder proposal to be included in the Company’s proxy statement for its 2026 annual meeting, such proposal must be received at the Company’s principal executive offices at 950 17th Street, Suite 2400, Denver, Colorado 80202, Attention: Corporate Secretary, no later than November 6, 2025, and must comply with additional requirements established by the SEC. SEC rules set standards for eligibility and specify the types of stockholder proposals that may be excluded from a proxy statement. In addition, the Company’s Second Amended and Restated Bylaws provide that any stockholder who would like to have a proposal considered at our 2026 annual meeting of stockholders must submit the proposal to the Secretary of the Company at the Company’s principal executive offices so that it is received by not earlier than the close of business on December 16, 2025, and not later than the close of business on January 15, 2026, unless the date of our 2026 annual meeting is more than 30 days before or more than 60 days after April 15, 2026, in which case the proposal must be received no later than the 10th day following the day on which public announcement of the date of such meeting is first made by the Company. A copy of the Company’s Second Amended and Restated Bylaws is available upon request from the Secretary of the Company. Stockholders who intend to submit a proposal for nomination of persons for election to our Board or a proposal of business at the 2026 annual meeting (other than matters properly brought under Rule 14a-8 under the Exchange Act and included in the Company’s notice of meeting) must follow the procedures prescribed in the Company’s Second Amended and Restated Bylaws. No stockholder proposal was received for inclusion in this Proxy Statement.

Stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice to the Secretary of the Company that sets forth the information required by Rule 14a-19 of the Exchange Act in accordance with and within the time period prescribed in the advance notice provisions of our Second Amended and Restated Bylaws.

WHERE YOU CAN FIND MORE INFORMATION

We file or furnish annual, quarterly and current reports, proxy statements and other documents with the SEC under the Exchange Act. The SEC also maintains an internet website at www.sec.gov that contains reports, proxy and information statements and other information regarding issuers, including us, that file electronically with the SEC.

We also make available free of charge through our website, www.libertyenergy.com, electronic copies of certain documents that we file with the SEC, including our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act as soon as reasonably practicable after we electronically file such material with, or furnish it to, the SEC.

OTHER MATTERS

As of the date of this Proxy Statement, the Board does not intend to present any matters other than those described herein at the Annual Meeting and is unaware of any matters to be presented by other parties. If other matters are properly brought before the meeting for action by the stockholders, proxies will be voted in accordance with the recommendation of the Board or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON APRIL 15, 2025:

A COPY OF THIS PROXY STATEMENT, THE NOTICE OF 2025 ANNUAL MEETING OF STOCKHOLDERS, THE 2025 ANNUAL REPORT TO STOCKHOLDERS AND THE PROXY CARD ARE AVAILABLE AT HTTP://ASTPROXYPORTAL.COM/AST/21952

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, YOU ARE URGED TO VOTE BY INTERNET, BY PHONE OR IF YOU HAVE RECEIVED PAPER COPIES OF THE PROXY MATERIALS, BY COMPLETING, SIGNING AND RETURNING THE PROXY IN THE ENCLOSED POSTAGE-PAID, ADDRESSED ENVELOPE.

By Order of the Board of Directors, /s/ R. Sean Elliott R. Sean Elliott Chief Legal Officer and Corporate Secretary

Denver, Colorado

[●], 2025

ANNEX A

LIBERTY ENERGY INC.

SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

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SECOND AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

LIBERTY ENERGY INC.

Liberty Energy Inc. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware as set forth in Title 8 of the Delaware Code (the “DGCL”), hereby certifies as follows:

1.            The original Certificate of Incorporation of the Corporation ~~(the “Original Certificate of Incorporation”)~~ was filed with the Secretary of State of the State of Delaware on December 21, 2016~~.~~ (the “Certificate of Incorporation”), amended on January 17, 2018 (the “First Amended and Restated Certificate”), and further amended on April 19, 2022 (the “Certificate of Amendment”, and together with the First Amended and Restated Certificate, the “Amended Certificate of Incorporation”).

2.            This Second Amended and Restated Certificate of Incorporation (this “Amended and Restated Certificate of Incorporation”), which amends and restates ~~and amends~~ the ~~Original~~Amended Certificate of Incorporation, has been declared advisable by the board of directors of the Corporation (the “Board”), duly adopted by the stockholders of the Corporation and duly executed and acknowledged by the officers of the Corporation in accordance with Sections 103; 228; 242 and 245 of the DGCL.

3.            The ~~Original~~Amended Certificate of Incorporation is hereby amended and restated in its entirety to read as follows:

FIRST: The name of the Corporation is Liberty Energy Inc.

SECOND: The address of its registered office in the State of Delaware is The Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801 in New Castle County; Delaware. The name of its registered agent at such address is The Corporation Trust Company.

THIRD: The nature of the business or purposes to be conducted or promoted by the Corporation is to engage in any lawful act or activity for which corporations may be organized under the DGCL as it currently exists or may hereafter be amended.

FOURTH: The total number of shares of stock that the Corporation shall have the authority to issue is 800,010,000 shares of stock, classified as (i) 10,000 shares of preferred stock, par value $0.01 per share (“Preferred Stock”), (ii) 400,000,000 shares of Class A common stock, par value $0.01 per share (“Class A Common Stock”), and (iii) 400,000,000 shares of Class B common stock; par value $0.01 per share (“Class B Common Stock” and, together with the Class A Common Stock, the “Common Stock”).

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1.	Provisions Relating to Preferred Stock.

a.            Preferred Stock may be issued from time to time in one or more classes or series, the shares of each series to have such designations and powers, preferences and rights, and qualifications, limitations and restrictions thereof, as are stated and expressed herein and in the resolution or resolutions providing for the issue of such series adopted by the Board as hereafter prescribed (a “Preferred Stock Designation”).

b.            Subject to any limitations prescribed by law and the rights of any series of the Preferred Stock then outstanding, if any, authority is hereby expressly granted to and vested in the Board to authorize the issuance of Preferred Stock from time to time in one or more classes or series, and with respect to each series of Preferred Stock, to fix and state by the resolution or resolutions from time to time adopted by the Board providing for the issuance thereof the designation and the powers, preferences, rights, qualifications, limitations and restrictions relating to each series of Preferred Stock, including, but not limited to, the following:

i.          whether or not the series is to have voting rights, full, special or limited, or is to be without voting rights, and whether or not such series is to be entitled to vote as a separate class either alone or together with the holders of one or more other classes or series of stock;

ii.         the number of shares to constitute the series and the designations thereof;

iii.        the preferences, and relative, participating, optional or other special rights, if any, and the qualifications, limitations or restrictions thereof, if any, with respect to any series;

iv.        whether or not the shares of any series shall be redeemable at the option of the Corporation or the holders thereof or upon the happening of any specified event, and, if redeemable, the redemption price or prices (which may be payable in the form of cash, notes, securities or other property), and the time or times at which, and the terms and conditions upon which, such shares shall be redeemable and the manner of redemption;

v.         whether or not the shares of a series shall be subject to the operation of retirement or sinking funds to be applied to the purchase or redemption of such shares for retirement, and, if such retirement or sinking fund or funds are to be established, the annual amount thereof, and the terms and provisions relative to the operation thereof;

vi.        the dividend rate, whether dividends are payable in cash, stock of the Corporation or other property, the conditions upon which and the times when such dividends are payable, the preference to or the relation to the payment of dividends payable on any other class or classes or series of stock, whether or not such dividends shall be cumulative or noncumulative, and if cumulative, the date or dates from which such dividends shall accumulate;

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vii.       the preferences, if any, and the amounts thereof which the holders of any series thereof shall be entitled to receive upon the voluntary or involuntary liquidation, dissolution or winding up of, or upon any distribution of the assets of, the Corporation;

viii.      whether or not the shares of any series, at the option of the Corporation or the holder thereof or upon the happening of any specified event, shall be convertible into or exchangeable for, the shares of any other class or classes or of any other series of the same or any other class or classes of stock, securities or other property of the Corporation and the conversion price or prices or ratio or ratios or the rate or rates at which such exchange may be made, with such adjustments, if any, as shall be stated and expressed or provided for in such resolution or resolutions; and

ix.        such other powers, preferences, rights, qualifications, limitations and restrictions with respect to any series as may to the Board seem advisable.

c.            The shares of each series of Preferred Stock may vary from the shares of any other series thereof in any or all of the foregoing respects.

2.	Provisions Relating to Common Stock.

a.            Except as may otherwise be provided in this Amended and Restated Certificate of Incorporation, each share of Common Stock shall have identical rights and privileges in every respect. Common Stock shall be subject to the express terms of Preferred Stock and any series thereof. Except as may otherwise be provided in this Amended and Restated Certificate of Incorporation, in a Preferred Stock Designation or by applicable law, the holders of shares of Common Stock shall be entitled to one vote for each such share on all matters which to the stockholders are entitled to vote, the holders of shares of Common Stock shall have the exclusive right to vote for the election of directors and on all other matters upon which the stockholders are entitled to vote, and the holders of Preferred Stock shall not be entitled to vote at or receive notice of any meeting of stockholders, other than as provided in the applicable Preferred Stock Designation. Each holder of Common Stock shall be entitled to notice of any stockholders’ meeting in accordance with the bylaws of the Corporation (as in effect at the time in question) and applicable law on all matters put to a vote of the stockholders of the Corporation. Except as otherwise required in this Amended and Restated Certificate of Incorporation or by applicable law, the holders of Common Stock shall vote together as a single class on all matters (or, if any holders of Preferred Stock are entitled to vote together with the holders of Common Stock, the holders of Common Stock and the Preferred Stock shall vote together as a single class).

b.           Notwithstanding the foregoing, except as otherwise required by applicable law, holders of Common Stock, as such, shall not be entitled to vote on any amendment to this Amended and Restated Certificate of Incorporation (including any Preferred Stock Designation) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Amended and Restated Certificate of Incorporation (including any Preferred Stock Designation) or pursuant to the DGCL.

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c.            Subject to the prior rights and preferences, if any, applicable to shares of Preferred Stock or any series thereof, the holders of shares of Class A Common Stock shall be entitled to receive ratably in proportion to the number of shares of Class A Common Stock held by them such dividends and distributions (payable in cash, stock or otherwise), if any, as may be declared thereon by the Board at any time and from time to time out of any funds of the Corporation legally available therefor. Dividends and other distributions shall not be declared or paid on the Class B Common Stock unless (i) the dividend consists of shares of Class B Common Stock or of rights, options, warrants or other securities convertible or exercisable into or exchangeable for shares of Class B Common Stock paid proportionally with respect to each outstanding share of Class B Common Stock and (ii) a dividend consisting of shares of Class A Common Stock or of rights, options, warrants or other securities convertible or exercisable into or exchangeable for shares of Class A Common Stock on equivalent terms is simultaneously paid to the holders of Class A Common Stock. If dividends are declared on the Class A Common Stock or the Class B Common Stock that are payable in shares of Common Stock, or securities convertible into, or exercisable or exchangeable for Common Stock, the dividends payable to the holders of Class A Common Stock shall be paid only in shares of Class A Common Stock (or securities convertible into, or exercisable or exchangeable for Class A Common Stock), the dividends payable to the holders of Class B Common Stock shall be paid only in shares of Class B Common Stock (or securities convertible into, or exercisable or exchangeable for Class B Common Stock), and such dividends shall be paid in the same number of shares (or fraction thereof) on a per share basis of the Class A Common Stock and Class B Common Stock, respectively (or securities convertible into, or exercisable or exchangeable for the same number of shares (or fraction thereof) on a per share basis of the Class A Common Stock and Class B Common Stock, respectively). In no event shall the shares of either Class A Common Stock or Class B Common Stock be split, divided, or combined unless the outstanding shares of the other class shall be proportionately split, divided or combined.

d.            In the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Corporation, after distribution in full of the preferential amounts, if any, to be distributed to the holders of shares of Preferred Stock or any series thereof, the holders of shares of Class A Common Stock shall be entitled to receive all of the remaining assets of the Corporation available for distribution to its stockholders, ratably in proportion to the number of shares of Common Stock held by them. The holders of shares of Class B Common Stock, as such, shall not be entitled to receive any assets of the Corporation in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation. A dissolution, liquidation or winding-up of the Corporation, as such terms are used in this paragraph (d), shall not be deemed to be occasioned by or to include any consolidation or merger of the Corporation with or into any other corporation or corporations or other entity or a sale, lease, exchange or conveyance of all or a part of the assets of the Corporation.

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~~Shares of Class B Common Stock shall be exchangeable for shares of Class A Common Stock on the terms and subject to the conditions set forth in the Amended and Restated Limited Liability Agreement of Liberty Oilfield Services New HoldCo LLC, as it may be amended, restated, supplemented and otherwise modified from time to time (the “LLC Agreement”). The Corporation will at all times reserve and keep available out of its authorized but unissued shares of Class A Common Stock, solely for the purpose of issuance upon exchange of the outstanding shares of Class B Common Stock for Class A Common Stock pursuant to the LLC Agreement, such number of shares of Class A Common Stock that shall be issuable upon any such exchange pursuant to the LLC Agreement; provided that nothing contained herein shall be construed to preclude the Corporation from satisfying its obligations in respect of any such exchange of shares of Class B Common Stock pursuant to the LLC Agreement by delivering to the holder of shares of Class B Common Stock upon such exchange, cash in lieu of shares of Class A Common Stock in the amount permitted by and provided in the LLC Agreement or shares of Class A Common Stock which are held in the treasury of the Corporation. All shares of Class A Common Stock that shall be issued upon any such exchange will, upon issuance in accordance with the LLC Agreement, be validly issued, fully paid and non-assessable.~~

e.            The number of authorized shares of Class A Common Stock, Class B Common Stock or Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority in voting power of the outstanding shares of stock of the Corporation entitled to vote thereon irrespective of the provisions of Section 242(b)(2) of the DGCL (or any successor provision thereto), and no vote of the holders of Class A Common Stock, Class B Common Stock or Preferred Stock voting separately as a class shall be required therefor.

f.            No stockholder shall, by reason of the holding of shares of any class or series of capital stock of the Corporation, have any preemptive or preferential right to acquire or subscribe for any shares or securities of any class, whether now or hereafter authorized, which may at any time be issued, sold or offered for sale by the Corporation, unless specifically provided for in the terms of a series of Preferred Stock.

FIFTH: The business and affairs of the Corporation shall be managed by or under the direction of the Board. ~~Until the first date on which R/C IV Liberty Oilfield Services Holdings, L.P., a Delaware limited partnership (“R/C Holdings”), R/C Energy IV Direct Partnership, L.P., a Delaware limited partnership (“R/C Partnership” and, together with R/C Holdings, “Riverstone”), Laurel Road, LLC, a California limited liability company (“Laurel I”), Laurel Road II, LLC, a California limited liability company (“Laurel II” and, together with Laurel I, “Laurel”), Concentric Equity Partners II, L.P., a Delaware limited partnership, BRP Liberty, LLC, a Georgia limited liability company, Bay Resource Partners, L.P. a Delaware limited partnership, Bay II Resource Partners, L.P., a Delaware limited partnership, Thomas E. Claugus, GMT Exploration, LLC, a Georgia limited liability company, SH Ventures LOS, LLC, a Delaware limited liability company (together with SH Ventures LOS, LLC, Concentric Equity Partners II, L.P.-Liberty Series, Bay Resource Partners, L.P., Bay II Resource Partners, L.P., Thomas E. Claugus, GMT Exploration, LLC, SH Ventures LOS, LLC, the “Spruce Holders”) together with Riverstone, Laurel and each of their respective successors and affiliates who are assignees pursuant to Section 5.9 of the Stockholders Agreement (as defined below), the “Principal Stockholders”) no longer individually or collectively beneficially own (or otherwise have the right to vote or direct the vote of) more than 50% of the outstanding shares of Common Stock (the “Trigger Date”), the directors, other than those who may be elected by the holders of any series of Preferred Stock specified in the related Preferred Stock Designation, shall consist of a single class, with the initial term of office to expire at the 2019 annual meeting of stockholders, and each director shall hold office until his successor shall have been duly elected and qualified, subject, however, to such director’s earlier death, resignation, disqualification or removal. For purposes of this Amended and Restated Certificate of Incorporation, beneficial ownership of shares shall be determined in accordance with Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended. At each annual meeting of stockholders, directors elected to succeed those directors whose terms then expire shall be elected for a term of office to expire at the next succeeding annual meeting of stockholders after their election, with each director to hold office until his successor shall have been duly elected and qualified, subject, however, to such director’s earlier death, resignation, disqualification or removal.~~The directors, other than those who may be elected by the holders of any series of Preferred Stock specified in the related Preferred Stock Designation, shall be divided as follows:

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~~On and after the Trigger Date, the directors, other than those who may be elected by the holders of any series of Preferred Stock specified in the related Preferred Stock Designation, shall be divided, with respect to the time for which they severally hold office, into three classes, as nearly equal in number as is reasonably possible, with the initial term of office of the first class to expire at the first annual meeting of stockholders following the Trigger Date, the initial term of office of the second class to expire at the second annual meeting of stockholders following the Trigger Date, and the initial term of office of the third class to expire at the third annual meeting of stockholders following the Trigger Date, with each director to hold office until his successor shall have been duly elected and qualified, subject, however, to such director’s earlier death, resignation, disqualification or removal, and the Board shall be authorized to assign members of the Board, other than those directors who may be elected by the holders of any series of Preferred Stock, to such classes at the time such classification becomes effective. At each annual meeting of stockholders following the Trigger Date, directors elected to succeed those directors whose terms then expire shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election, with each director to hold office until his successor shall have been duly elected and qualified, subject, however, to such director’s earlier death, resignation, disqualification or removal.~~

1.	Commencing with the election of directors at the 2026 annual meeting of stockholders, there shall be two classes of directors: (i) the directors in the class elected at the 2024 annual meeting of stockholders and having a term that expires at the 2027 annual meeting of stockholders, and (ii) the directors in the class elected at the 2025 annual meeting of stockholders and having a term that expires at the 2028 annual meeting of stockholders. Directors elected at the 2026 annual meeting of stockholders shall be elected for a one-year term expiring at the 2027 annual meeting of stockholders.

2.	Commencing with the election of directors at the 2027 annual meeting of stockholders, there shall be one class of directors: those directors elected at the 2025 annual meeting of stockholders and having a term that expires at the 2028 annual meeting of stockholders. Directors elected at the 2027 annual meeting of stockholders shall be elected for a one-year term expiring at the 2028 annual meeting of stockholders.

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3.	From and after the election of directors at the 2028 annual meeting of stockholders, the Board of Directors shall cease to be classified and the directors elected at the 2028 annual meeting of stockholders (and each annual meeting of stockholders thereafter) shall be elected for a term expiring at the following annual meeting of stockholders.

Subject to applicable law and the rights of the holders of any series of Preferred Stock then outstanding ~~and the then-applicable terms of the Stockholders Agreement, among the Corporation and the Principal Stockholders, as it may be amended, restated, supplemented and otherwise modified from time to time (the “Stockholders Agreement”),~~, any newly created directorship that results from an increase in the number of directors or any vacancy on the Board that results from the death, resignation, disqualification or removal of any director or from any other cause shall, unless otherwise required by law or by resolution of the Board, be filled ~~(A) prior to the Trigger Date, by the affirmative vote of a majority of the total number of directors then in office, even if less than a quorum, or by a sole remaining director, or the affirmative vote of the holders of a majority of the voting power of the outstanding shares of stock of the Corporation entitled to vote generally for the election of directors, voting together as a single class and acting at a meeting of the stockholders or by written consent (if permitted) in accordance with the DGCL, this Amended and Restated Certificate of Incorporation and the bylaws of the Corporation, and (B) on or after the Trigger Date,~~ solely by the affirmative vote of a majority of the total number of directors then in office, even if less than a quorum, or by a sole remaining director, and shall not be filled by the stockholders. Any director elected to fill a newly created directorship that results from an increase in the number of directors shall be elected for a term expiring at the next annual meeting of stockholders and to hold office until his successor shall have been duly elected and qualified, subject, however, to such director’s earlier death, resignation, disqualification or removal. Any director elected to fill a vacancy not resulting from an increase in the number of directors shall hold office for the remaining term of his predecessor. No decrease in the number of authorized directors constituting the Board shall shorten the term of any incumbent director.

~~Until the Trigger Date, subject to the rights of the holders of shares of any series of Preferred Stock, if any, to elect additional directors pursuant to this Amended and Restated Certificate of Incorporation (including any Preferred Stock Designation thereunder) and the then-applicable terms of the Stockholders Agreement, any director may be removed at any time, either for or without cause, upon the affirmative vote of the holders of a majority of the voting power of the outstanding shares of stock of the Corporation entitled to vote generally for the election of directors, voting together as a single class and acting at a meeting of the stockholders or by written consent (if permitted) in accordance with the DGCL, this Amended and Restated Certificate of Incorporation and the bylaws of the Corporation.~~

~~On and after the Trigger Date, subject~~Subject to the rights of the holders of shares of any series of Preferred Stock, if any, to elect additional directors pursuant to this Amended and Restated Certificate of Incorporation (including any Preferred Stock Designation thereunder~~) and the then-applicable terms of the Stockholders Agreement,~~), any director may be removed from office only ~~for cause,~~ upon the affirmative vote of the holders of at least ~~66 2/3%~~a majority of the outstanding shares of stock of the Corporation entitled to vote generally for the election of directors, acting at a meeting of the stockholders or by written consent (if permitted) in accordance with the DGCL, this Amended and Restated Certificate of Incorporation and the bylaws of the Corporation. Any director, or their successor, serving in a class that was elected for a three-year term at the annual meetings of stockholders held from 2023 through 2025 may only be removed for cause. All other directors may be removed either with or without cause. Except as applicable law otherwise provides, cause for the removal of a director shall be deemed to exist only if the director whose removal is proposed: (1) has been convicted of a felony by a court of competent jurisdiction and that conviction is no longer subject to direct appeal; (2) has been found to have been guilty of willful misconduct in the performance of his duties to the Corporation in any matter of substantial importance to the Corporation by a court of competent jurisdiction; or (3) has been adjudicated by a court of competent jurisdiction to be mentally incompetent, which mental incompetency directly affects his ability to serve as a director of the Corporation.

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Subject to the rights of the holders of any series of Preferred Stock to elect directors under specified circumstances, if any, the number of directors shall be fixed from time to time exclusively pursuant to a resolution adopted by a majority of the Board. Unless and except to the extent that the bylaws of the Corporation so provide, the election of directors need not be by written ballot.

SIXTH: ~~Prior to the Trigger Date, any action required or permitted to be taken at any annual meeting or special meeting of the stockholders of the Corporation may be taken without a meeting, without prior notice and without a vote of stockholders, if a consent or consents in writing, setting forth the action so taken, is or are signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. On and after the Trigger Date, subject~~Subject to the rights of holders of any series of Preferred Stock with respect to such series of Preferred Stock, any action required or permitted to be taken by the stockholders of the Corporation must be taken at a duly held annual or special meeting of stockholders and may not be taken by any consent in writing of such stockholders.

SEVENTH: Special meetings of stockholders of the Corporation may be called only by the Chief Executive Officer, the Chairman of the Board or the Board pursuant to a resolution adopted by a majority of the total number of directors that the Corporation would have if there were no vacancies~~; provided, however, that prior to the Trigger Date, special meetings of the stockholders of the Corporation shall also be called by the Secretary of the Corporation at the request of Riverstone.~~. The authorized person(s) calling a special meeting may fix the date, time and place, if any, of such meeting. ~~On and after the Trigger Date, except~~Except as otherwise required by law and subject to the rights of the holders of any series of Preferred Stock, the stockholders of the Corporation do not have the power to call a special meeting of stockholders of the Corporation. The Board may postpone, reschedule or cancel any special meeting of the stockholders previously scheduled by the Board.

EIGHTH: In furtherance of, and not in limitation of, the powers conferred by the laws of the State of Delaware, the Board is expressly authorized to adopt, amend or repeal the bylaws of the Corporation without any action on the part of the stockholders of the Corporation; provided that, in addition to any vote of the holders of any class or series of stock of the Corporation required by law or by this Amended and Restated Certificate of Incorporation, any bylaw adopted or amended by the Board, and any powers thereby conferred, may be amended, altered or repealed ~~(A) prior to the Trigger Date,~~ by the affirmative vote of holders of ~~not less than 50%~~a majority in voting power of the then-outstanding shares of stock entitled to vote thereon, voting together as a single class~~, and (B) on and after the Trigger Date, by the affirmative vote of holders of not less than 66 2/3% in voting power of the then-outstanding shares of stock entitled to vote thereon, voting together as a single class~~. No bylaws hereafter made or adopted, nor any repeal of or amendment thereto, shall invalidate any prior act of the Board that was valid at the time it was taken.

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NINTH: No director or officer of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director or officer, as applicable, except to the extent such exemption from liability or limitation thereof is not permitted under the DGCL as it now exists. In addition to the circumstances in which a director or officer, as applicable, of the Corporation is not personally liable as set forth in the preceding sentence, a director or officer of the Corporation shall not be liable to the fullest extent permitted by any amendment to the DGCL hereafter enacted that further limits the liability of a director or officer.

Any amendment, repeal or modification of this Article Ninth shall be prospective only and shall not affect any limitation on liability of a director or officer for acts or omissions occurring prior to the date of such amendment, repeal or modification.

TENTH: Reserved. ~~To the fullest extent permitted by applicable law, the Corporation, on behalf of itself and its subsidiaries, renounces any interest or expectancy of the Corporation and its subsidiaries in, or in being offered an opportunity to participate in, any business opportunities that are from time to time presented to any of the Principal Stockholders or any of their respective affiliates or any of their respective agents, shareholders, members, partners, directors, officers, employees, affiliates or subsidiaries (other than the Corporation and its subsidiaries), including any director or officer of the Corporation who is also an agent, shareholder, member, partner, director, officer, employee, affiliate or subsidiary of any Principal Stockholder (each, a “Business Opportunities Exempt Party”), even if the business opportunity is one that the Corporation or its subsidiaries might reasonably be deemed to have pursued or had the ability or desire to pursue if granted the opportunity to do so, and no Business Opportunities Exempt Party shall have any duty to communicate or offer any such business opportunity to the Corporation or be liable to the Corporation or any of its subsidiaries or any stockholder, including for breach of any fiduciary or other duty, as a director or officer or controlling stockholder or otherwise, and the Corporation shall indemnify each Business Opportunities Exempt Party against any claim that such person is liable to the Corporation or its stockholders for breach of any fiduciary duty, by reason of the fact that such person (i) participates in, pursues or acquires any such business opportunity, (ii) directs any such business opportunity to another person or (iii) fails to present any such business opportunity, or information regarding any such business opportunity, to the Corporation or its subsidiaries, unless, in the case of a person who is a director or officer of the Corporation, such business opportunity is expressly offered to such director or officer in writing solely in his capacity as a director or officer of the Corporation.~~

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~~Neither the amendment nor repeal of this Article Tenth, nor the adoption of any provision of this Amended and Restated Certificate of Incorporation or the bylaws of the Corporation, nor, to the fullest extent permitted by Delaware law, any modification of law, shall eliminate, reduce or otherwise adversely affect any right or protection of any person granted pursuant hereto existing at, or arising out of or related to any event, act or omission that occurred prior to, the time of such amendment, repeal, adoption or modification (regardless of when any proceeding (or part thereof) relating to such event, act or omission arises or is first threatened, commenced or completed).~~

~~If any provision or provisions of this Article Tenth shall be held to be invalid, illegal or unenforceable as applied to any circumstance for any reason whatsoever, (a) the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Article Tenth (including, without limitation, each portion of any paragraph of this Article Tenth containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby and (b) to the fullest extent possible, the provisions of this Article Tenth (including, without limitation, each such portion of any paragraph of this Article Tenth containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to permit the Corporation to protect its directors, officers, employees and agents from personal liability in respect of their good faith service to or for the benefit of the Corporation to the fullest extent permitted by applicable law.~~

~~This Article Tenth shall not limit any protections or defenses available to, or indemnification or advancement rights of, any director or officer of the Corporation under this Amended and Restated Certificate of Incorporation, the bylaws of the Corporation or applicable law. To the fullest extent permitted by law, any person or entity purchasing or otherwise acquiring any interest in any securities of the Corporation shall be deemed to have notice of and to have consented to the provisions of this Article Tenth.~~

ELEVENTH: The Corporation shall ~~not~~ be governed by ~~or~~and subject to the provisions of Section 203 of the DGCL as now in effect or hereafter amended, if and for so long as Section 203 or any successor statute thereto by its terms shall apply to the Corporation.

TWELFTH: The Corporation shall have the right, subject to any express provisions or restrictions contained in this Amended and Restated Certificate of Incorporation or bylaws of the Corporation, from time to time, to amend this Amended and Restated Certificate of Incorporation or any provision hereof in any manner now or hereafter provided by applicable law, and all rights and powers of any kind conferred upon a director or stockholder of the Corporation by this Amended and Restated Certificate of Incorporation or any amendment hereof are subject to such right of the Corporation.

Notwithstanding any other provision of this Amended and Restated Certificate of Incorporation or the bylaws of the Corporation (and in addition to any other vote that may be required by applicable law ~~or~~, this Amended and Restated Certificate of Incorporation~~), prior to~~ or the ~~Trigger Date,~~bylaws of the Corporation), the affirmative vote of the holders of a majority in voting power of the outstanding shares of stock of the Corporation entitled to vote thereon, voting together as a single class, shall be required to amend, alter or repeal any provision of this Amended and Restated Certificate of Incorporation.

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THIRTEENTH: Reserved.~~Notwithstanding any other provision of this Amended and Restated Certificate of Incorporation or the bylaws of the Corporation (and in addition to any other vote that may be required by applicable law, this Amended and Restated Certificate of Incorporation or the bylaws of the Corporation), on and after the Trigger Date, the affirmative vote of the holders of at least 66 2/3% in voting power of the outstanding shares of stock of the Corporation entitled to vote thereon, voting together as a single class, shall be required to amend, alter or repeal any provision of this Amended and Restated Certificate of Incorporation.~~

FOURTEENTH: Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall, to the fullest extent permitted by applicable law, be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer, employee or agent of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim against the Corporation or any director or officer or other employee of the Corporation arising pursuant to any provision of the DGCL, this Amended and Restated Certificate of Incorporation or the Corporation’s bylaws, or (iv) any action asserting a claim against the Corporation or any director or officer or other employee of the Corporation governed by the internal affairs doctrine, in each such case subject to said Court of Chancery having personal jurisdiction over the indispensable parties named as defendants therein. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article Fourteenth.

If any provision or provisions of this Article Fourteenth shall be held to be invalid, illegal or unenforceable as applied to any person or entity or circumstance for any reason whatsoever, then, to the fullest extent permitted by law, the validity, legal and enforceability of such provisions in any other circumstance and of the remaining provisions of this Article Fourteenth) including, without limitation, each portion of any sentence of this Article Fourteenth containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) and the application of such provision to other persons or entities and circumstances shall not in any way be affected or impaired thereby.

To the fullest extent permitted by law, if any action the subject matter of which is within the scope of the first paragraph of this Article Fourteenth is filed in a court other than a court located within the State of Delaware (a “Foreign Action”) in the name of any stockholder, such stockholder shall be deemed to have consented to (A) the personal jurisdiction of the state and federal courts located within the State of Delaware in connection with any action brought in any such court to enforce the first paragraph of this Article Fourteenth) an “FSC Enforcement Action”) and (B) having service of process made upon such stockholder in any such FSC Enforcement Action by service upon such stockholder’s counsel in the Foreign Action as agent for such stockholder.

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IN WITNESS WHEREOF, the undersigned has executed this Second Amended and Restated Certificate of Incorporation as of ~~this 17th day of January, 2018~~April 15, 2025.

LIBERTY ENERGY INC.

By:
Name: ~~Michael Stock~~R. Sean Elliott
Title: Chief ~~Financial~~ Legal Officer

[Signature Page to Second Amended and Restated Certificate of Incorporation]

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PRELIMINARY PROXY CARD SUBJECT TO COMPLETION

ANNUAL MEETING OF STOCKHOLDERS OF

LIBERTY ENERGY INC.

Tuesday, April 15, 2025

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement and proxy card
are available at http://www.astproxyportal.com/ast/21952

Please sign, date and mail
your proxy card in the
envelope provided as soon
as possible.

Please detach along perforated line and mail in the envelope provided.

041525

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE NOMINEES LISTED IN PROPOSAL 1,
"FOR" PROPOSALS 2, 3, 5, 6, 7, 8, 9 AND "1 YEAR" FOR PROPOSAL 4.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

1. Election of Directors: To elect three Class III directors to the Company’s Board of Directors to serve until the 2028 annual meeting or until their successors are duly elected and qualified.

☐		NOMINEES:
	FOR ALL NOMINEES	Peter A. Dea
William F. Kimble
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	James R. McDonald

☐	FOR ALL EXCEPT (See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.		☐

		FOR	AGAINST	ABSTAIN
2.	Advisory vote to approve the compensation of the Company’s named executive officers.	☐	☐	☐
		FOR	AGAINST	ABSTAIN
3.	Ratification of appointment of the Company’s independent registered public accounting firm.	☐	☐	☐

		1 YEAR	2 YEARS	3 YEARS	ABSTAIN
4.	Advisory vote to determine the frequency of future advisory votes to approve the compensation of the Company’s named executive officers.	☐	☐	☐	☐

		FOR	AGAINST	ABSTAIN
5.	Approve an amendment to the Company’s certificate of incorporation to declassify the board of directors.	☐	☐	☐
		FOR	AGAINST	ABSTAIN
6.	Approve an amendment to the Company’s certificate of incorporation to remove the 66 2/3% supermajority vote requirements to amend, alter, or repeal the Company’s certificate of incorporation and bylaws and to remove directors from office.	☐	☐	☐

		FOR	AGAINST	ABSTAIN
7.	Approve an amendment to the Company’s certificate of incorporation to limit the liability of certain officers.	☐	☐	☐
		FOR	AGAINST	ABSTAIN
8.	Approve an amendment to the Company’s certificate of incorporation to delete the waiver of Section 203 of the Delaware General Corporation Law.	☐	☐	☐

		FOR	AGAINST	ABSTAIN
9.	Approve miscellaneous amendments to clarify and update the Company’s certificate of incorporation.	☐	☐	☐

TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE SIDE OF THIS CARD.

IMPORTANT NOTICE
YOUR VOTE IS IMPORTANT. PLEASE SIGN, DATE AND RETURN YOUR PROXY AS SOON AS POSSIBLE. BY DOING SO, YOU MAY SAVE LIBERTY ENERGY INC. THE EXPENSE OF ADDITIONAL SOLICITATION.

NOTE: In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or an adjournment or postponement thereof.

MARK “X” HERE IF YOU PLAN TO ATTEND THE VIRTUAL MEETING ☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

1

LIBERTY ENERGY INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

FOR THE ANNUAL MEETING OF STOCKHOLDERS

The undersigned hereby appoint(s) Ron Gusek, Michael Stock and R. Sean Elliott, or any one of them, attorneys with full power of substitution and revocation to each, for and in the name of the undersigned with all the powers the undersigned would possess if personally present, to vote the shares of the undersigned in Liberty Energy Inc. as indicated on the proposals referred to on the reverse side hereof at the annual meeting of its stockholders to be held virtually via live webcast at https://web.lumiconnect.com/245867901 (password: liberty2025) on Tuesday, April 15, 2025 at 9:00 a.m. Mountain Time and at any adjournments or postponements thereof, and in their or his discretion upon any other matter which may properly come before said meeting.

THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED "FOR" THE NOMINEES LISTED IN PROPOSAL 1 AND "FOR" PROPOSALS 2, 3, 5, 6, 7, 8, 9 AND “1 YEAR” FOR PROPOSAL 4. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

This card also constitutes voting instructions to the trustees under the Liberty Energy Inc. savings plans to vote, in person or by proxy, the proportionate interest of the undersigned in the shares of Common Stock of Liberty Energy Inc. held by the trustees under the plans, as described in the proxy statement.

(Continued and to be signed on the reverse side)
COMMENTS:

1.1	14475